CONFORMED COPY


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                      ----------------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                       SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)   November 18, 1996
                                                        -----------------

                          Mikros Systems Corporation
             ------------------------------------------------
            (Exact Name of Registrant as Specified in Charter)


Delaware                          2-67918                          14-1598-200
------------------------------------------------------------------------------
(State or Other          (Commission File Number)        (IRS Employer ID No.)
 Jurisdiction of
 Incorporation)

3490 U.S. Route 1, Princeton, New Jersey                                08540
------------------------------------------------------------------------------
(Address of Principal Executive Offices)                            (zip code)


                              (609) 987-1513
                       ---------------------------
             (Registrant's telephone number, including area code)




           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.     Other Events.

On November 18, 1996, the Company consummated a Common Stock and Warrant Purchase Agreement (the "Purchase Agreement") with Safeguard Scientifics (Delaware), Inc., a Delaware corporation ("SSI"), pursuant to which SSI purchased for an aggregate consideration of $1,000,000: (i) 1,912,000 shares (the "Shares") of common stock of the Company, $.01 par value ("Common Stock"); (ii) a warrant (the "First Warrant") to purchase 2,388,000 shares of Common Stock at an exercise price of $0.65 per share; and (iii) a warrant (the "Second Warrant") to purchase 3,071,000 shares of Common Stock at an exercise price of $0.78 per share. The First Warrant and the Second Warrant are referred to hereinafter collectively as the "Warrants." The exercise prices of the Warrants are subject to adjustment pursuant to customary anti-dilution provisions.

The Company intends to use proceeds from the sale of the Shares and the Warrants for working capital and general corporate purposes.

In connection with the sale of the Shares and the Warrants, the Company granted to SSI certain piggyback and demand registration rights with respect to the Shares and the Common Stock underlying the Warrants. In addition, the Company granted to SSI a right of first refusal pursuant to which, subject to certain conditions, in the event the Company issues, sells or exchanges any securities, it must first offer such securities to SSI and such offer must remain open and irrevocable for 30 days. Such right of first refusal may only be waived in writing and terminates at such time as SSI owns less than ten percent (10%) of the Shares.

Pursuant to the Purchase Agreement, as long as SSI owns one percent (1%) or more of the Company's outstanding equity securities, on a fully-diluted basis, the Company is obligated to, among other things: (i) maintain key man life insurance on certain key employees of the Company; (ii) permit SSI to inspect the operations and business of the Company; and (iii) fix and maintain the number of Directors on the Board of Directors at eight (8) members. In addition, the Purchase Agreement also provides that as long as SSI owns such one percent (1%), the Company is subject to certain negative covenants, including, among other things, restrictions on: (i) transactions with affiliates of the Company; (ii) certain indebtedness; and (iii) amendments to the Company's Certificate of Incorporation and Bylaws.

In connection with the transaction, the Company entered into a voting agreement pursuant to which each of Joseph R. Burns, Thomas J. Meaney, Wayne
E. Meyer, Frederick C. Tecce and John B. Torkelsen, each a director of the Company (collectively, the "Management Stockholders"), agreed to vote an aggregate of approximately 6,659,214 votes for the election of two designees of SSI to the Board of Directors of the Company.

Also in connection with the transaction, certain of the Company's AM and FM technology was transferred to a newly-formed company, Data Design & Development Corporation, a Delaware corporation ("3D"), pursuant to a Contribution Agreement. Each of the Company, SSI and certain debtholders of the Company (including each of the Management Stockholders) owns one-third of the issued and outstanding capital stock of 3D. Pursuant to a License Agreement, 3D granted to the Company, an exclusive, world-wide, royalty-free, perpetual right and license in and to the development and marketing of FM technology in the United States, Canada and Mexico. Pursuant to a Technology License Agreement, 3D granted to AM Data Transmission Corporation, a Delaware corporation ("AM Data"), a royalty-free, exclusive, perpetual right and license in and to the marketing of the AM technology in the United States, Canada and Mexico. SSI owns 75% of the issued and outstanding capital stock of AM Data and the Company owns 25% of such capital stock.

Finally, the Company entered into a Consulting Services Agreement with AM Data pursuant to which the Company will provide consulting services to AM Data in consideration for a fee of $200,000 for the development of the AM technology.

Item 7.     Financial Statements, Pro Forma Financial Information and
            Exhibits.

(a) Financial Information of Businesses Acquired.

    Not applicable.


(b) Pro Forma Financial Information.

    Not applicable.


(c) Exhibits.

    Exhibit No.                  Description of Exhibit

     10.1 Common Stock and Warrant Purchase Agreement dated November 15, 1996 by and between Safeguard Scientifics (Delaware), Inc. and Mikros Systems Corporation.

     10.2 License Agreement dated November 15, 1996 by and between Mikros Systems Corporation and Data Design & Development Corporation.

     10.3 Technology License Agreement dated November 15, 1996 by and among Data Design & Development Corporation, Mikros Systems Corporation and AM Data Transmission Corporation.

                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                          Mikros Systems Corporation



                                          By: /s/Thomas J. Meaney
                                          ------------------------------------
                                          Thomas J. Meaney, President and
                                          Chief Executive Officer (Principal
                                          Executive Officer)



                                          By: /s/Joseph R. Benek
                                          ------------------------------------
                                          Joseph R. Benek, Vice President -
                                          Finance (Principal Financial and
                                          Accounting Officer)



Date: December 6, 1996

                                SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                          Mikros Systems Corporation.


                                          By: /s/ Thomas J. Meaney
                                          ------------------------------------
                                          Thomas J. Meaney, President and
                                          Chief Executive Officer (Principal
                                          Executive Officer)


                                          By: /s/ Joseph R. Benek
                                          ------------------------------------
                                          Joseph R. Benek, Vice President -
                                          Finance (Principal Financial and
                                          Accounting Officer)



Date: December 6, 1996

                                  Exhibit 10.1


                 COMMON STOCK AND WARRANT PURCHASE AGREEMENT

                             TABLE OF CONTENTS


ARTICLE I:  PURCHASE, SALE AND TERMS OF SHARES AND WARRANTS

1.01     The Common Stock
1.02     Warrants
1.03     Purchase Price and Closing
1.04     Use of Proceeds
1.05     Representations of the Purchaser
         (a) Investment Representations
         (b) Access to Information
         (c) General Access
         (d) Sophistication and Knowledge
         (e) Transfer Restrictions Imposed by Securities Laws
         (f) Lack of Liquidity
         (g) Suitability and Investment Objectives
         (h) Accredited Investor Status
         (i) Brokers or Finders


ARTICLE II:  CONDITIONS TO PURCHASER'S OBLIGATIONS

2.01     Representations and Warranties
2.02     Documentation at Closing


ARTICLE III:  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

3.01     Organization and Standing of the Company
3.02     Corporate Action
3.03     Governmental Approvals
3.04     Litigation
3.05     Certain Agreements of Officers and Employees
3.06     Compliance with Other Instruments
3.07     Title to Assets, Patents
3.08     Financial Information
3.09     Taxes
3.10     ERISA
3.11     Transactions with Affiliates
3.12     Assumptions or Guaranties of Indebtedness of Other Persons
3.13     Investments in Other Persons
3.14     Securities Act of 1933
3.15     Disclosure
3.16     Brokers or Finders
3.17     Capitalization; Status of Capital Stock
3.18     Registration Rights
3.19     Insurance
3.20     Books and Records
3.21     Material Agreements
3.22     Absence of Certain Developments
3.23     Environmental and Safety Laws
3.24     U.S. Real Property Holding Corporation
3.25     1996 Business Plan
3.26     Filings with Securities and Exchange Commission


ARTICLE IV:  COVENANTS OF THE COMPANY

4.01     Affirmative Covenants of the Company Other Than Reporting
         Requirements
         (a) Maintenance of Key Man Insurance
         (b) Inspection Rights

         (c) Budgets Approval
         (d) Financing
         (e) Corporate Existence
         (f) Properties, Business, Insurance
         (g) Compliance
         (h) Keeping of Records and Books of Account
         (i) Size of Board
         (j) Amendment to Certificate of Incorporation

4.02     Negative Covenants of the Company
         (a) Dealings with Affiliates
         (b) Restriction on Indebtedness
         (c) Conduct of Business
         (d) Assumptions or Guaranties of Indebtedness of Other Persons
         (e) Investments in Other Corporations or Entities
         (f) Amendments
         (g) Issuance of Equity Securities

4.03     Reporting Requirements
         (a) Budgets and Operating Plan
         (b) Notice of Adverse Changes
         (c) Reports and Other Information


ARTICLE V:  REGISTRATION RIGHTS

5.01     Piggy-Back Registrations
5.02     Required Registration
5.03     Registrations on Form S-3
5.04     Effectiveness
5.05     Indemnification of Holder of Registrable Shares
5.06     Indemnification of Company
5.07     Exchange Act Registration
5.08     Damages
5.09     Further Obligations of the Company
5.10     Expenses
5.11     Approval of Underwriter
5.12     Transferability
5.13     Mergers, Etc.
5.14     Limitations on Subsequent Registration Rights


ARTICLE VI:  RIGHT OF FIRST REFUSAL

6.01     Right of First Refusal
6.02     Notice of Acceptance
6.03     Conditions to Acceptances and Purchase
         (a) Permitted Sales of Refused Securities
         (b) Reduction in Amount of Offered Securities
         (c) Closing

6.04     Further Sale
6.05     Termination and Waiver of Right of First Refusal
6.06     Exceptions


ARTICLE VII:  DEFINITIONS AND ACCOUNTING TERMS

7.01     Certain Defined Terms
7.02     Accounting Terms

ARTICLE VIII:  MISCELLANEOUS

8.01     No Waiver; Cumulative Remedies
8.02     Amendments, Waivers and Consents
8.03     Addresses for Notices
8.04     Costs, Expenses and Taxes
8.05     Binding Effect; Assignment
8.06     Survival of Representations and Warranties
8.07     Prior Agreements
8.08     Severability
8.09     Confidentiality
8.10     Governing Law
8.11     Dispute Resolution
         (a) Good-Faith Negotiations
         (b) Mediation
         (c) Resolution of Disputes

8.12     Headings
8.13     Counterparts
8.14     Further Assurances

                           COMMON STOCK AND WARRANT PURCHASE AGREEMENT


MIKROS SYSTEMS CORPORATION
3490 U.S. Route 1
Princeton, NJ 08540


As of November  15, 1996


To:     Safeguard Scientifics (Delaware), Inc.
        800 The Safeguard Building
        435 Devon Park Drive
        Wayne, PA  19087


Re:  Common Stock and Warrants


Gentlemen:

MIKROS SYSTEMS CORPORATION, a Delaware corporation (the "Company"), agrees with Safeguard Scientifics (Delaware), Inc., a Delaware corporation (the "Purchaser"), as follows:


ARTICLE I:  PURCHASE, SALE AND TERMS OF SHARES AND WARRANTS

1.01     The Common Stock.
The Company has authorized the issuance and sale of 1,912,000 shares (the "Common Shares") of its authorized but unissued shares of Common Stock, $0.01 par value, at a purchase price of $0.523 per Common Share to the Purchaser.


1.02     Warrants.
The Company has authorized the issuance and sale of (a) a warrant, substantially in the form set forth as Exhibit 1.02A hereto, to the Purchaser exercisable for 2,388,000 shares of Common Stock at an exercise price per share, subject to adjustment as to the number of shares and exercise price as provided therein, of $0.65 (the "$0.65 Warrant") and (b) a warrant, substantially in the form set forth as Exhibit 1.02B hereto, to the Purchaser exercisable for 3,071,000 shares of Common Stock at an exercise price per share, subject to adjustment as to the number of shares of Common Stock and exercise price as provided therein, of $0.78 per share (the "$0.7883 Warrant"). The $0.65 Warrant and $0.78 Warrant are referred to collectively as the "Warrants." The Company has authorized and reserved for issuance, and shall continue to reserve for issuance, free of preemptive rights and other similar contractual rights of stockholders, a sufficient number of its authorized but unissued shares of Common Stock to satisfy the exercise rights of the holders of the Warrants. Any shares of Common Stock issuable upon the exercise of the Warrants (and such shares when issued) are herein referred to as the "Warrant Shares." The Common Shares and the Warrant Shares are referred to collectively as the "Shares" and the Common Shares and the Warrants are referred to collectively as the "Purchased Securities."


1.03 Purchase Price and Closing.
At the Closing (as hereinafter defined), the Company shall issue and sell to the Purchaser and, in consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this

Agreement, the Purchaser shall purchase the Common Shares and the Warrants. The aggregate purchase price of the Purchased Securities being acquired by the Purchaser at the Closing is $1,000,000 (the "Purchase Price"). The closing of the purchase and sale of the Purchased Securities to be acquired by the Purchaser from the Company under this Agreement shall take place at the offices of the Company at 10:00 a.m. on November 15, 1996, or at such other place or at such time and date thereafter as the Purchaser and the Company may agree (the "Closing"). At the Closing, the Company will deliver to the Purchaser (i) a certificate or certificates for the Common Shares registered in the Purchaser's name (or the name of its nominee) and (ii) the Warrants against delivery of a check or checks payable to the order of the Company, or a transfer of funds to the account of the Company by wire transfer, representing the Purchase Price as payment in full of the purchase price of the Purchased Securities to be acquired hereunder at the Closing.


1.04     Use of Proceeds.
The Company shall use the cash proceeds from the sale of the Purchased Securities for working capital and general corporate purposes all as more specifically described in Exhibit 1.04. As set forth in Exhibit 1.04, the Company shall promptly after the Closing use the requisite part of the proceeds to obtain the release of the Letter of Credit, issued August 27, 1996 from PNC Bank to Bank of New York on the account of the Purchaser, in the amount of $360,000, which Letter of Credit supports a line of credit issued by Bank of New York to the Company.

1.05     Representations of the Purchaser.
The Purchaser represents and warrants to the Company as follows:

(a)  Investment Representations.
It is the Purchaser's present intention to acquire the Purchased Securities for its own account (and that it will be the sole beneficial owner thereof) and such Purchased Securities are being and will be acquired by it for the purpose of investment and not with a view to distribution or resale thereof except pursuant to registration under the Securities Act or an exemption therefrom, provided that Purchaser may transfer without consideration up to 15% of the Purchased Securities to certain directors, officers, and key employees of Safeguard Scientifics, Inc. ("SSI") under SSI's Long Term Incentive Plan subject to restrictions and other terms and conditions substantially similar to those set forth in Exhibit 1.05(a) hereto (the "LTIP Transfers"). The acquisition by the Purchaser of any of the Purchased Securities acquired by it shall constitute a confirmation of this representation by the Purchaser. The Purchaser further acknowledges that it understands, until registered under the Securities Act or transferred pursuant to the provisions of Rule 144 or Rule 144A as promulgated by the Commission, all certificates evidencing any of the Purchased Securities, whether upon initial issuance or upon any transfer thereof, shall bear a legend, prominently stamped or printed thereon, reading substantially as follows:

"The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or applicable state securities laws. These securities have been acquired for investment and not with a view to distribution or resale. These securities may not be offered for sale, sold, delivered after sale, transferred, pledged or hypothecated in the absence of an effective registration statement covering such shares under the Act and any applicable state securities laws, or the availability, in the opinion of counsel satisfactory to the Company, of an exemption from registration thereunder."

(b)     Access to Information.
The Purchaser or its designated representative during the course of this transaction, and prior to the purchase of the Purchased Securities, has had the opportunity to ask questions of and receive answers from management of the Company concerning the terms and conditions of the offering of the Purchased Securities and the additional information, documents, records and books relative to the Company's business, assets, properties, Intellectual Property Rights, condition (financial or otherwise), results of operation and prospects.


(c)     General Access.
The Purchaser or its designated representative has received and read or reviewed, and is familiar with, this Agreement and the other agreements executed or delivered herewith, and confirms that all documents, records and books pertaining to the Purchaser's investment in the Company and requested by the Purchaser or its designated representative have been made available or delivered to it.


(d)     Sophistication and Knowledge.
The Purchaser or its designated representative has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of the Purchased Securities. The Purchaser can bear the economic risks of this investment and can afford a complete loss of its investment.


(e)     Transfer Restrictions Imposed by Securities Laws.
The Purchaser understands that the Purchased Securities have not been registered under the Securities Act or any applicable state securities laws, and, therefore, cannot be resold unless they are subsequently registered under the Securities Act and applicable state securities laws or unless exemptions from such registration is available; except with respect of the LTIP Transfers the Purchaser is and must be purchasing the Purchased Securities for investment for the account of such Purchaser and not for the account or benefit of others, and not with any present view toward resale or other distribution thereof. The Purchaser acknowledges that it may not resell or otherwise dispose of all or any part of the Purchased Securities purchased by it, except as permitted by law, including, without limitation, any regulations under the Securities Act and applicable state securities laws; the Company does not have any present intention and is under no obligation to register the Purchased Securities under the Securities Act and applicable state securities laws, except as provided in Article V hereof; and Rule 144 or Rule 144A under the Securities Act may not be available as a basis for exemption from registration of the Common Shares thereunder.


(f)     Lack of Liquidity.
The Purchaser has no present need for liquidity in connection with its purchase of the Common Shares.


(g)     Suitability and Investment Objectives.

The purchase of the Purchased Securities by the Purchaser is consistent with its general investment objectives. The Purchaser's knowledge and experience in financial and business matters are such that it is capable of evaluating the merits and risks of its purchase of the Purchased Securities.

(h)     Accredited Investor Status.
The Purchaser is an "Accredited Investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act. In addition, the Purchaser is an "institutional investor" as such term is defined in the regulations promulgated under the Pennsylvania Securities Act of 1971.


(i)     Brokers or Finders.
No Person has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or valid claim against or upon the Company for any commission, fee or other compensation of any type as a finder or broker because of any act or omission by the Purchaser or its agents.




ARTICLE II:  CONDITIONS TO PURCHASER'S OBLIGATIONS

The obligation of the Purchaser to purchase and pay for the Purchased Securities at the Closing is subject to the following conditions (all of which shall be deemed satisfied or waived by the Purchaser at or prior to the Closing in the event all of the transactions contemplated to be effected at the Closing are consummated):

2.01     Representations and Warranties.
Each of the representations and warranties of the Company set forth in Article III hereof shall be true and correct on the date of Closing as though such representations and warranties were made at and as of such time.


2.02     Documentation at Closing.
The Purchaser shall have received prior to or at the Closing all of the following materials, each in form and substance satisfactory to the Purchaser and its counsel, and each of the following events shall have occurred, or each of the following documents shall have been delivered, prior to or simultaneous with the Closing:

(a) Copies of (i) the Certificate of Incorporation of the Company, as amended or restated to date, substantially in the form of Exhibit 2.02(a)(i), with evidence of the filing and existence thereof, (ii) the By-laws of the Company as amended or restated to date, substantially in the form of Exhibit 2.02(a)(ii), with evidence of the adoption thereof by the Company's Board of Directors, and (iii) the resolutions of the Board of Directors of the Company providing for the approval of this Agreement, the issuance of the Purchased Securities, and all other agreements or matters contemplated hereby or executed in connection herewith; all of which have been certified by the Secretary of the Company to be true, complete and correct; and certified copies of all documents evidencing other necessary corporate or other action and governmental approvals, if any, required to be obtained at or prior to the Closing with respect to this Agreement and the issuance of the Purchased Securities.

(b) The opinion of Buchanan Ingersoll, P.C., counsel to the Company, in substantially the form set forth as Exhibit 2.02(b).

(c) A certificate of the Secretary or an Assistant Secretary of the Company which shall certify the names of the officers of the Company authorized to sign this Agreement, the certificates for the Common Shares, the Warrants and the other documents, instruments or certificates to be delivered pursuant to this Agreement by the Company or any of its officers, together with the true signatures of such officers.

(d) A certificate of the President and the Treasurer of the Company stating that the representations and warranties of the Company contained in Article III hereof and otherwise made by the Company in writing in connection with the transactions contemplated hereby are true and correct as of the time of the Closing and that all conditions required to be performed prior to or at the Closing have been performed as of the Closing.

(e) The Company shall have obtained all consents and waivers necessary to be obtained at or prior to the Closing to execute and deliver this Agreement, the Common Shares, the Warrants and the other agreements and instruments to be executed and delivered by the Company in connection herewith and to carry out the transactions contemplated hereby and thereby, and such consents and waivers shall be in full force and effect at the Closing. All corporate and other action and governmental filings necessary to effectuate the terms of this Agreement, and the other agreements and instruments to be executed and delivered by the Company in connection herewith and to issue and sell the Common Shares and the Warrants shall have been made or taken.

(f) The Certificate of Incorporation of the Company shall have been amended and restated in the form set forth in Exhibit 2.02(a)(i) attached hereto and the By-laws of the Company shall have been amended in the form set forth in
Exhibit 2.02(a)(ii).

(g) A Certificate of the Secretary of State of the State of Delaware as to the due incorporation and good standing of the Company and a certificate of the Secretary of State of each other jurisdiction in which the Company is required to qualify to do business as a foreign corporation shall have been provided to the Purchaser and its counsel.

(h) Payment for the costs, attorneys' fees, consulting fees, expenses, taxes and filing fees identified in Section 8.04.

(i) The Purchaser, the Company and the Management Stockholders shall have entered into the Voting Agreement in substantially the form attached as
Exhibit 2.02(i) hereto (the "Voting Agreement").

(j) The Company shall have entered into a Consulting Agreement with the Purchaser or its designee in the form attached as Exhibit 2.02(j)A in which the services of the employees designated in Exhibit 2.02(j)B are obtained and such employees shall have entered into a Non-Competition, Assignment of Inventions and Nondisclosure Agreement with the Company and the Purchaser in the form attached as Exhibit 2.02(j)C.

(k) The Company or its designee shall have entered into a License Agreement with the Purchaser or its designee in the form attached as Exhibit 2.02(k)A for the license to the Purchaser or its designee of all AM Technology for development and for marketing exclusively in the Territory and for any FM Technology applicable to the AM Technology development (as such capitalized terms are defined in the License Agreement) and to provide for certain royalty payments to the Company or its designee from monies from the AM Technology accruing to the Company outside the Territory.

(l) The Company will have formed a new company, Data Design & Development Corporation ("3D"), and transferred all the right, title and interest of all of the AM Technology and FM Technology, including any patents, to 3D, and the Company and the Purchaser shall each have a 1/3 equity interest in 3D.

(m) Consents shall be obtained from all secured creditors of the Company for the transactions contemplated hereby, including the License Agreement and the transfer of technology described in subparagraph (l) hereof and any filings in respect thereof shall have been made.

(n) Certain deferrals of debt of the Company shall have been obtained as outlined in Exhibit 2.02(n).



ARTICLE III:  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants as follows:

3.01 Organization and Standing of the Company.
The Company is a duly organized and validly existing corporation in good standing under the laws of the State of Delaware and has all requisite corporate power and authority for the ownership and operation of its properties and for the carrying on of its business as now conducted and as now proposed to be conducted. The Company is duly licensed or qualified and in good standing as a foreign corporation authorized to do business in all jurisdictions wherein the character of the property owned or leased or the nature of the activities conducted by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not have a material adverse effect on the business, assets, properties, Intellectual Property Rights, condition (financial or otherwise), results of operation or prospects of the Company (a "Material Adverse Effect").


3.02 Corporate Action.
The Company has all necessary corporate power and has taken all corporate action required to enter into and perform this Agreement and any other agreements and instruments executed in connection herewith. This Agreement, the Voting Agreement and any other agreements and instruments executed by the Company in connection herewith have been duly authorized, executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms. When executed and delivered by the parties at or prior to the Closing, the Voting Agreement will have been duly authorized, executed and delivered by the Stockholders (as defined therein) and will constitute the legal, valid and binding obligations of such Stockholders, enforceable against the several Stockholders in accordance with its terms.
The Purchased Securities have been duly authorized. The issuance, sale and delivery of the Purchased Securities and the issuance and delivery of the Warrant Shares upon the exercise of the Warrants have been duly authorized by all required corporate action; the Common Shares, upon issuance in accordance with the terms hereof, will have been validly issued, fully paid and nonassessable with no personal liability attaching to the ownership thereof and will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company except for any set forth in this Agreement or the Voting Agreement; the Warrants, upon issuance in accordance with the terms hereof, will have been validly issued, fully paid and nonassessable with no personal liability attaching to the ownership thereof and will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company except as set forth in this Agreement or the Voting Agreement; and, as of the Closing, the Warrant Shares have been duly authorized and reserved for issuance upon exercise of the Warrants and, when so issued (assuming payment therefor has been made in accordance with the terms of the Warrants), will be duly authorized, validly issued, fully paid and nonassessable shares of Common Stock with no personal liability attached to the ownership thereof and will be free and clear of all liens, charges, restriction, claims and encumbrances imposed by or through the Company except as set forth in this Agreement or the Voting Agreement.
Neither the issuance, sale or delivery of the Common Shares, Warrants or Warrant Shares is subject to any preemptive right of stockholders of the Company or to any right of first refusal or other right in favor of any person.

3.03     Governmental Approvals.
Except as set forth in Exhibit 3.03 and except for the filing of any notice prior or subsequent to the Closing that may be required under applicable state and/or federal securities laws (which, if required, has been or shall be filed on a timely basis), and no authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary for, or in connection with, the execution and delivery by the Company of this Agreement, for the offer, issue, sale, execution or delivery of the Common Shares, the Warrants or the Warrant Shares, or for the performance by the Company of its obligations under this Agreement or the Voting Agreement.


3.04     Litigation.
Except as disclosed in Exhibit 3.04, (i) there is no litigation or governmental proceeding or investigation pending or, to the knowledge of the Company, threatened against the Company affecting any of its properties or assets, or against any officer, Key Employee or the holder of more than 10% of the capital stock of the Company and relating to the Company or its business, and (ii) no event has occurred and no condition exists, in each case, which might serve as the basis on which any litigation, proceeding or investigation might properly be instituted. Neither the Company nor, to the best knowledge of the Company, any officer, Key Employee or holder of more than 10% of the capital stock of the Company is in default with respect to any order, writ, injunction, decree, ruling or decision of any court, commission, board or other government agency, which such default might result in a Material Adverse Effect. There are no actions or proceedings pending or, to the Company's knowledge, threatened (or any basis therefor known to the Company) which might, either in any case or in the aggregate, have a Material Adverse Effect, or which might call into question the validity of this Agreement, the Common Shares, the Warrants or any action taken or to be taken pursuant hereto or thereto. The foregoing sentences include, without limiting their generality, actions pending or, to the Company's knowledge, threatened (or any basis therefor known to the Company) involving the prior employment or engagement of any of the Company's officers, employees or consultants or their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers or to any other Person. Without limitation to the foregoing representations, a brief summary of the Company's material litigation and the disposition of such matters is set forth in Exhibit 3.04.


3.05     Certain Agreements of Officers and Employees.

(a) No officer, employee or consultant of the Company is, or is now, to the Company's knowledge, expected to be, in violation of any term of any employment contract, patent disclosure agreement, proprietary information agreement, noncompetition agreement, nonsolicitation agreement, confidentiality agreement, or any other similar contract or agreement or any restrictive covenant, including those set forth in Exhibit 3.21, relating to the right of any such officer, employee or consultant to be employed or engaged by the Company because of the nature of the business conducted or to be conducted by the Company or relating to the use of trade secrets or proprietary information of others, and to the Company's best knowledge and belief, the continued employment or engagement of the Company's officers, employees or consultants does not subject the Company or the Purchaser to any liability with respect to any of the foregoing matters.

(b) No officer, consultant or Key Employee of the Company whose termination, either individually or in the aggregate, could have an adverse effect on the Company, has terminated as of the date hereof, or, to the best knowledge of the Company, has any present intention of terminating, his employment or engagement with the Company.


3.06     Compliance with Other Instruments.
The Company is in compliance in all respects with the terms and provisions of this Agreement and of its Certificate of Incorporation and By-laws, each as amended or restated to date, and in all respects with the material terms and provisions of all mortgages, indentures, leases, agreements and other instruments by which it is bound or to which it or any of its properties or assets are subject. The Company is in compliance in all material respects with all judgments, decrees, governmental orders, laws, statutes, rules or regulations by which it is bound or to which it or any of its properties or assets are subject. Neither the execution and delivery of this Agreement, the Voting Agreement or the Purchased Securities, nor the consummation of any transaction contemplated herein or therein, has constituted or resulted in or will constitute or result in a default or violation of any term or provision of any of the foregoing documents, instruments, judgments, agreements, decrees, orders, statutes, rules and regulations. A schedule of Indebtedness of the Company as of September 30, 1996, (including lease obligations required to be capitalized in accordance with applicable Statements of Financial Accounting Standards) is attached as Exhibit 3.06.


3.07     Title to Assets, Patents.
The Company has good and marketable title in fee to such of its fixed assets as are real property, and good and marketable title to all of its assets now carried on its books, which assets consist of those reflected in the most recent balance sheet of the Company included as part of Exhibit 3.08 attached hereto, or acquired since the date of such balance sheet (except personal property disposed of since said date in the ordinary course of business), free of any mortgages, pledges, charges, liens, security interests or other encumbrances (collectively, "Encumbrances") other than (a) any such Encumbrance created in accordance with the terms of the leases, security agreements and other financing documents listed in Exhibit 3.07, (b) liens for taxes not yet due and payable, (c) liens imposed by law and incurred in the ordinary course of business for obligations not yet due and payable to landlords, carriers, warehousemen, materialmen and the like, and (d) unperfected purchase money security interests existing in the ordinary course of business without the execution of a separate security agreement. The Company enjoys peaceful and undisturbed possession under all leases under which it is operating, and all said leases are valid and subsisting and in full force and effect.

The Company owns or has a valid right to use the Intellectual Property Rights being used to conduct its business as now operated and as now proposed to be operated as set forth in the 1996 Business Plan (a complete list of licenses and registrations of such Intellectual Property Rights is attached hereto as
Exhibit 3.07); and, to the best knowledge of the Company, the conduct of its business as now operated and as now proposed to be operated as set forth in the 1996 Business Plan does not and will not conflict with or infringe upon the intellectual property rights of others. Except as set forth in Exhibit 3.07, no claim is pending or threatened against the Company or its officers, employees and consultants to the effect that any such Intellectual Property Right owned or licensed by the Company, or which the Company otherwise has the right to use, is invalid or unenforceable by the Company. Except pursuant to the terms of any licenses specified in Exhibit 3.07, the Company has no obligation to compensate any Person for the use of any such Intellectual Property Rights and, the Company has not granted any Person any license or other right to use any of the Intellectual Property Rights of the Company, whether requiring payment of royalties or not.

The Company has taken all reasonable measures to protect and preserve the security, confidentiality and value of its Intellectual Property Rights, including its trade secrets and other confidential information. All employees and consultants of the Company involved in the design, review, evaluation or development of products or Intellectual Property Rights have executed nondisclosure and assignment of inventions agreements sufficient to protect the confidentiality and value of the Company's Intellectual Property Rights and to vest in the Company exclusive ownership of such Intellectual Property Rights. To the best knowledge of the Company, all trade secrets and other confidential information of the Company are presently valid and protectable and are not part of the public domain or knowledge, nor, to the best knowledge of the Company, have they been used by, divulged to or appropriated for the benefit of any Person other than the Company or otherwise to the detriment of the Company. To the best of the Company's knowledge, no employee or consultant of the Company has used any trade secrets or other confidential information of any other person in the course of their work for the Company. The Company is the exclusive owner of all right, title and interest in its Intellectual Property Rights as purported to be owned by the Company, and such Intellectual Property Rights are valid and in full force and effect. Neither the Company nor any of its employees or consultants has received notice of, and to the best of the Company's knowledge, there are no claims that the Company's Intellectual Property Rights or the use or ownership thereof by the Company infringes, violates or conflicts with any such right of any third party. No university, hospital, government agency (whether federal or state) or other organization which sponsored research and development conducted by the Company has any claim of right to or ownership of or other encumbrance upon the Intellectual Property Rights of the Company.


3.08     Financial Information.
The financial statements of the Company, including (i) the Company's unaudited financial statements consisting of a balance sheet of the Company as of December 31, 1993, 1994 and 1995 and the related statements of income, retained earnings and cash flows for the years then ended and (ii) the Company's unaudited balance sheet and the related statements of income and cash flows as of September 30, 1996, all as attached hereto as Exhibit 3.08 are true and correct and present fairly the financial position of the Company as at the dates thereof and the results of its operations for the years and period then ended and have been prepared in accordance with generally accepted accounting principles consistently applied, except, in the case of the September 30, 1996 financial statements, for the absence of footnotes and normal nonmaterial year-end adjustments. Such financial statements are collectively referred to herein as the "Financial Statements." The Company does not have, and has no reasonable grounds to know of, any liability, contingent or otherwise, not adequately reflected in or reserved against in the Financial Statements. Since September 30, 1996, (i) there has been no material adverse change in the business, assets, properties, Intellectual Property Rights, condition (financial or otherwise), results of operation or prospects of the Company; (ii) none of the business, assets, properties, Intellectual Property Rights, condition (financial or otherwise), results of operation or prospects of the Company has been materially adversely affected as the result of any legislative or regulatory change, any revocation or change in any franchise, permit, license or right to do business, or any other event or occurrence, whether or not insured against; and (iii) the Company has not entered into any material transaction other than in the ordinary course of business, made any distribution on its capital stock, or redeemed or repurchased any of its capital stock. Except as set forth in Exhibit 3.08, the Company has no liabilities or obligations of any type or nature (whether known or unknown, matured or not, contingent or accrued) except for current liabilities incurred in the ordinary course of business since September 30, 1996. Also included in Exhibit 3.08 is a true, correct and complete copy of the Company's 1996 Business Plan (the "1996 Business Plan").

3.09     Taxes.
The Company has accurately prepared and timely filed all federal, state and other tax returns required by law to be filed by it, has paid or made provision for the payment of all taxes due or shown to be due (including, without limitation, the payment of all payroll and withholding taxes) and all additional assessments, and adequate provisions have been made and are reflected in the Company's financial statements for all current taxes and other tax-related charges to which the Company is subject and which are not currently due and payable. None of the federal income tax returns of the Company have been audited by the Internal Revenue Service (the "IRS") and the Company is not aware of any pending or threatened audit of its Federal income tax returns by the IRS. The Company knows of no additional assessments, adjustments or contingent tax liability (whether federal or state) pending or threatened for any period, nor of any basis for any such assessment, adjustment or contingency. Neither the Company nor, to the best of the Company's knowledge, any of its stockholders, has ever filed a consent pertaining to the Company pursuant to Section 341(f) of the Code relating to collapsible corporations.


3.10     ERISA.
There is set forth or identified in Exhibit 3.10 all of the plans, funds, policies, programs, arrangements or understandings sponsored or maintained by the Company which provide any employee of the Company (or any dependent or beneficiary of any such employee) with (a) retirement benefits; (b) incentive, performance, stock, share appreciation or bonus awards; ; or (c) any type of material benefit offered under any arrangement subject to characterization as an "employee benefit plan" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and not excepted by Section 4 of ERISA (the foregoing being collectively called "Employee Benefit Plans"). None of such Employee Benefit Plans is an "employee benefit pension plan" or a "pension plan" as defined in Section 3(2) of ERISA. As to any Employee Benefit Plan identified in Exhibit 3.10, each of the following is true: (i) all amounts due from the Company as contributions to the date hereof have been paid or accrued on its books; (ii) the Company and any Affiliated Company (as hereinafter defined) have performed or satisfied all material obligations required to be performed or satisfied by them under, and are not in default under or in violation of, any Employee Benefit Plan and, to the best of the Company's knowledge, no other party is in default thereunder or in violation thereof; (iii) the Company and any Affiliated Company are in compliance in all material respects with the requirements (including reporting and disclosure requirements applicable to them) prescribed by all statutes, orders or governmental rules or regulations applicable to the Employee Benefit Plans, including, but not limited to, ERISA and the Internal Revenue Code of 1986, as amended (the "Code"); (iv) neither the Company nor any Affiliated Company or any other "disqualified person" or "party in interest" (as defined in Section 4975 of the Code and Section 3(14) of ERISA, respectively) has engaged in any "prohibited transaction," as such term is defined in Section 4975 of the Code or Section 406 of ERISA, which could subject any Employee Benefit Plan (or its related trust), the Company or any Affiliated Company, Purchaser, any shareholder, officer, director, partner or employee of the Company, any Affiliated Company or Purchaser, or any trustee, administrator or other fiduciary of any Employee Benefit Plan to the tax or penalty imposed under Section 4975 of the Code or Section 502(i) of ERISA; and (v) there are no material actions, suits or claims pending (other than routine claims for benefits) or, to the best of the Company's knowledge, threatened, against any Employee Benefit Plan or against the assets of any Employee Benefit Plan. For purposes of this Section 3.10, "Affiliated Company" shall mean any member (whether or not incorporated) of a group which is part of a controlled group of corporations or under common control (within the meaning of the regulations promulgated under Section 414 of the Code) and of which the Company is a member. The Company does not maintain or participate in, and has never maintained or participated in, any "multiemployer plans" as defined in Section 3(37) of ERISA.


3.11     Transactions with Affiliates.
Except as set forth in Exhibit 3.11, there are no loans, leases, royalty agreements or other continuing transactions between (a) the Company or any of its customers or suppliers, and (b) any officer, employee, consultant or director of the Company or any Person owning five percent or more of the capital stock of the Company or any member of the immediate family of such officer, employee, consultant, director or stockholder or any corporation or other entity controlled by such officer, employee, consultant, director or stockholder, or a member of the immediate family of such officer, employee, consultant, director or stockholder.


3.12     Assumptions or Guaranties of Indebtedness of Other Persons.
The Company has not assumed, guaranteed, endorsed or otherwise become directly or contingently liable on (including, without limitation, liability by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in the debtor or otherwise to assure the creditor against loss), any Indebtedness of any other Person except as set forth in Exhibit 3.12.


3.13     Investments in Other Persons.
Except as set forth in Exhibit 3.13, the Company has not made any loans or advances to any Person which is outstanding on the date of this Agreement in excess of $5,000 in the aggregate, nor is it committed or obligated to make any such loan or advance, nor does the Company own any capital stock, assets comprising the business of, obligations of, or any interest in, any Person. The Company does not have, and has not since its incorporation had, any Subsidiaries.


3.14     Securities Act of 1933.
The Company has complied and will comply with all applicable federal and state securities laws in connection with the offer, issuance and sale of the Purchased Securities hereunder. Neither the Company nor anyone acting on its behalf has or will sell, offer to sell or solicit offers to buy the Purchased Securities or similar securities to, or solicit offers with respect thereto from, or enter into any preliminary conversations or negotiations relating thereto with, any Person, so as to bring the issuance and sale of the Purchased Securities under the registration provisions of the Securities Act and applicable state securities laws.


3.15     Disclosure.
Neither this Agreement, the Financial Statements, nor any other agreement, document, certificate, statement, whether oral or written, furnished to the Purchaser or its counsel by or on behalf of the Company in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances in which made, not misleading. Projections made in the 1996 Business Plan are not considered to be facts for the purpose of this Section. Such projections were prepared in good faith on the basis of reasonable assumptions, and all such assumptions which are material to such projections have been disclosed in the 1996 Business Plan. There is no fact within the knowledge of the Company or any of its executive officers which has not been disclosed herein or in writing by them to the Purchaser and which materially adversely affects, or in the future in their opinion may, insofar as they can now foresee, have a

Material Adverse Effect. Without limiting the foregoing, the Company has no knowledge that there exists, or there is pending or planned, any patent, invention, device, application or principle or any statute, rule, law, regulation, standard or code which would have a Material Adverse Effect.


3.16     Brokers or Finders.
No Person has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or valid claim against or upon the Company for any commission, fee or other compensation as a finder or broker because of any act or omission by the Company or its respective agents.


3.17     Capitalization; Status of Capital Stock.
The authorized capital stock of the Company constitutes 25,000,000 shares of Common Stock, $0.01 par value. As of October 15, 30, 1996 and without giving effect to the transactions contemplated hereby, 9,224,952 shares of Common Stock, 1,005,000 shares of Convertible Preferred Stock, $0.01 par value, 1,131,663 shares of Series B Preferred Stock, $0.01 par value, 5,000 shares of Series C Preferred Stock, $0.01 par value, and 690,000 shares of Series D Preferred Stock, $0.01 par value, will be issued and outstanding. A complete list of the capital stock of the Company which has been previously issued and the names in which such capital stock is registered on the stock transfer book of the Company is set forth in Exhibit 3.17 hereto. All of the outstanding shares of capital stock of the Company have been duly authorized, and are validly issued, fully-paid and nonassessable. The Common Shares, when issued and delivered in accordance with the terms hereof, will be duly authorized, validly issued, fully-paid and non-assessable. The Warrants, when issued and delivered in accordance with the terms hereof, and the Warrant Shares, when issued and delivered upon exercise of the Warrants in accordance with the terms thereof, will be duly authorized, validly issued, fully paid and nonassessable. Except for (i) 3,576,666 shares of Common Stock that have been reserved for issuance upon the exercise of outstanding stock options and warrants as further set forth on Exhibit 3.17, no options, warrants, subscriptions or other purchase rights of any nature to acquire from the Company, or commitments of the Company to issue, shares of capital stock or other securities are authorized, issued or outstanding, nor is the Company obligated in any other manner to issue shares or rights to acquire any of its capital stock or other securities except as contemplated by this Agreement.
No anti-dilution adjustment has occurred or will occur as a result of the issuance of the Warrants or the issuance of the Warrant Shares upon the exercise of the Warrants under any outstanding warrants, the Company and the warrant holders having amended the warrants to provide an exception for the issuance of the Warrants and the issuance of the Warrant Shares upon the exercise thereof. None of the Company's outstanding securities or authorized capital stock or the Common Shares are subject to any rights of redemption, repurchase, rights of first refusal, preemptive rights or other similar rights, whether contractual, statutory or otherwise, for the benefit of the Company, any stockholder or any other Person, except pursuant hereto (including pursuant to Exhibits 2.02(a)(i) and 3.17 hereto) or the Voting Agreement. Except as set forth in Exhibit 3.17, there are no restrictions on the transfer of any shares of capital stock of the Company other than those imposed by relevant federal and state securities laws and as otherwise contemplated by this Agreement or the Voting Agreement. Except as set forth in Exhibit 3.17 or in the Voting Agreement, there are no agreements, understandings, trusts or other collaborative arrangements or understandings concerning the voting or transfer of the capital stock of the Company. The offer and sale of all capital stock and other securities of the Company issued before the Closing complied with or were exempt from all applicable Federal and state securities laws and no stockholder has a right of rescission or damages with respect thereto.

3.18     Registration Rights.
Except for those registration rights set forth in Exhibit 3.18, and except for the rights granted hereunder, no Person has demand or other rights to cause the Company to register any securities of the Company under the Securities Act or to participate in any registration of the Company's securities under such Act.


3.19     Insurance.
The Company carries insurance covering its properties and business which is adequate and customary for the type and scope of its properties, assets and business, and similar to companies of comparable size and condition similarly situated in the same industry in which the Company operates, but in any event in amounts sufficient to prevent the Company from becoming a co-insurer or self-insurer, with provision for reasonable deductibles.


3.20     Books and Records.
The books of account, ledgers, order books, records and documents of the Company accurately and completely reflect all material information relating to the business of the Company, the location and collection of its material assets, and the nature of all transactions giving rise to the material obligations or accounts receivable of the Company.


3.21     Material Agreements.
Exhibit 3.21 sets forth a list of each written or oral agreement or commitment to which the Company is a party or by which it is bound that is material to the conduct of the Company's business, including without limitation (i) each agreement that requires future expenditures by the Company in excess of $5,000 or that might result in payment to the Company in excess of $5,000, (ii) each employment agreement, consulting agreement, employee benefit plan, bonus plan, stock option plan, stock purchase plan or similar plan or arrangement, (iii) each distributor or sales representative agreement, (iv) each agreement with any stockholder, officer, director or employee of the Company, and (v) each material agreement relating to Intellectual Property Rights. The Company, and to the best of the Company's knowledge, each other party thereto have in all material respects performed all the obligations required to be performed by them to date, have received no notice of default and are not in default under any lease, agreement or contract now in effect to which the Company is a party or by which it or its property may be bound, the result of which could cause a Material Adverse Effect. Except as set forth in Exhibit 3.21, each of the contracts or agreements listed in Exhibit 3.21 is in full force and effect with no default, anticipated or threatened default or failure of performance or observance of any obligations or conditions contained therein, and none of the foregoing parties nor the Company has provided any notice of default or of its intention to terminate these agreements.


3.22     Absence of Certain Developments.
Except as provided in Exhibit 3.22, since September 30, 1996, the Company has not:

(a) issued any stock, bonds or other corporate securities or any rights, options or warrants with respect thereto;

(b) borrowed any amount or incurred or become subject to any liabilities (absolute or contingent) except current liabilities incurred in the ordinary course of business which are comparable in nature and amount to the current liabilities incurred in the ordinary course of business during the comparable portion of its present fiscal year, as adjusted to reflect the current nature and volume of the Company's business;

(c) discharged or satisfied any lien or encumbrance or paid any obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business;

(d) declared or made any payment or distribution of cash or other property to its stockholders with respect to its stock, or purchased or redeemed, or made any agreements so to purchase or redeem, any shares of its capital stock;

(e) mortgaged or pledged any of its assets, tangible or intangible, or subjected them to any liens, charge or other encumbrance, except liens for current taxes not yet due and payable;

(f) sold, assigned or transferred any other tangible assets, or canceled any debts or claims, except in the ordinary course of business;

(g) sold, assigned or transferred any patents, patent rights, trademarks, trade names, copyrights, trade secrets or other intangible assets or intellectual property rights, or disclosed any proprietary confidential information to any persons except to customers in the ordinary course of business;

(h) suffered any substantial losses or waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of prospective business;

(i) made any changes in employee compensation except in the ordinary course of business and consistent with past practices;

(j) made capital expenditures or commitments therefor that aggregate in excess of $25,000;

(k) entered into any other transaction other than in the ordinary course of business, or entered into any other material transaction, whether or not in the ordinary course of business;

(l) made charitable contributions or pledges that aggregate in excess of $5,000;

(m) suffered any material damage, destruction or casualty loss, whether or not covered by insurance;

(n) experienced any problems with labor or management in connection with the terms and conditions of their employment; or

(o) effected any two or more events of the foregoing kind which in the aggregate would be material to the Company.


3.23     Environmental and Safety Laws.
To the best of the Company's knowledge, it is not in violation of any applicable statute, law or regulation relating to the environment or occupational safety and health, and to the best of its knowledge after due investigation, no material expenditures will be required in order to comply with any such statute, law or regulation.


3.24     U.S. Real Property Holding Corporation.
The Company is not now and has never been a "United States Real Property Holding Corporation" as defined in Section 897(c)(2) of the Code and Section 1.897-2(b) of the Regulations promulgated by the Internal Revenue Service.

3.25     1996 Business Plan.
All factual information contained in the 1996 Business Plan was when given and is at the date of this Agreement true, complete and accurate in all material respects and not misleading and, without prejudice to the generality of the foregoing, the financial forecasts contained in the 1996 Business Plan were prepared in good faith and on a reasonable basis, including such assumptions upon which they are based as to the prospects of the Company, having regard to the information available and to the market conditions prevailing at the time of their preparation.


3.26     Filings with Securities and Exchange Commission.
The Company has made all filings with the Securities and Exchange Commission (the "SEC") which, under the rules and regulations of the SEC, Company is required to file, and the reports, proxy statements and other information filed by the Company with the SEC contain substantially all of the information required by the rules and regulations of the SEC to be included therein.
Exhibit 3.26 contains a list of all reports, proxy statements and other information filed by the Company with the SEC between January 1, 1991 and the date hereof.



ARTICLE IV:  COVENANTS OF THE COMPANY

4.01 Affirmative Covenants of the Company Other Than Reporting Requirements. Without limiting any other covenants and provisions hereof, and except to the extent the following covenants and provisions of this Section 4.01 are waived in any instance by both of the Investor Directors, as long as the Purchaser's equitable interest in the Company is 1% or greater on a fully diluted basis, the Company shall perform and observe the following covenants and provisions, and shall cause each Subsidiary, if and when such Subsidiary exists, to perform and observe such of the following covenants and provisions as are applicable to such Subsidiary:

(a)     Maintenance of Key Man Insurance.
Maintain term life insurance on the lives of the employees listed on Exhibit 2.02(j)(B) in the amount of $200,000, in each case for so long as such person remains an officer or employee of the Company, the proceeds of which are payable to the Company. The Company shall add the Purchaser as a notice party to such policy and request that the issuer of such policy provide the Purchaser with at least 20 days' notice before such policy is terminated (for failure to pay premium or otherwise) or assigned, or before any change is made in the designation of the beneficiary thereof..

(b)     Inspection Rights.
Permit during normal business hours, upon reasonable request and notice, the Purchaser or any employees, agents or representatives thereof, to examine and make copies of and extracts from the records and books of account of, and visit and inspect the properties, assets, operations and business of the Company and any Subsidiary, and to discuss the affairs, finances and accounts of the Company and any Subsidiary with any of its officers, consultants, directors, Key Employees, attorneys or independent accountants; provided, however, that the Purchaser, employee, agent or representative, as the case may be, agrees to hold all information confidential on the terms set forth in
Section 8.09 hereof.

(c)     Budgets Approval.
At least 30 days prior to the commencement of each fiscal year, prepare and submit to, and obtain in respect thereof the approval of two-thirds of the members of the Board of Directors a business plan and monthly operating budget in detail for each fiscal year, monthly operating expenses and profit and loss projections, quarterly cash flow projections and a capital expenditure budget for the fiscal year (the "Business Plan"). The Company shall conduct its operations in each fiscal year in accordance with its Business Plan which corresponds to such fiscal year and any proposed expenditure or series of related expenditures which is not expressly included in the Business Plan and which exceeds $10,000 shall not be made, nor shall any commitment be made with respect to such expenditures, by the Company prior to the approval of such expenditure or series of related expenditures by two-thirds of the members of the Board of Directors.

(d)      Financing.
Promptly, fully and in detail, inform the Board of Directors of any discussions, offers or contracts relating to possible financing of any material nature for the Company, whether initiated by the Company or any other Person.

(e)     Corporate Existence.
Maintain and cause each of its Subsidiaries to maintain its respective corporate existence, Intellectual Property Rights, other rights and franchises in full force and effect to the extent appropriate in accordance with good business practice.

(f)     Properties, Business, Insurance.
Maintain and cause each of its Subsidiaries to maintain as to its respective properties and business, with financially sound and reputable insurers, insurance against such casualties and contingencies and of such types and in such amounts as is customary for companies of a similar size and financial condition similarly situated within the same industry.

(g)     Compliance.
Comply, and cause each Subsidiary to comply, with all applicable laws, rules, regulations and orders, noncompliance with which could have a Material Adverse Effect.

(h)     Keeping of Records and Books of Account.
Keep, and cause each Subsidiary to keep, adequate records and books of account, in which complete entries will be made in accordance with generally accepted accounting principles consistently applied, reflecting all financial transactions of the Company and such Subsidiary, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

(i)     Size of Board.
Fix and maintain the number of Directors on the Board of Directors of the Company at eight (8) members.

(j)     Amendment to Certificate of Incorporation.
No later than the first annual meeting of the Company's shareholders after the date hereof, the Company shall submit to a shareholder vote, get approval for, and shall file an amendment to the Company's Certificate of Incorporation increasing the number of its authorized shares of Common Stock from 25,000,000 shares in order to ensure that the a sufficient number of shares of Common Stock are authorized and reserved for issuance to satisfy the exercise of the Warrants.


4.02     Negative Covenants of the Company.
Without limiting any other covenants and provisions hereof, and except to the extent the following covenants and provisions of this Section 4.02 are waived in any instance by the Investor Directors, as long as the Purchaser's equitable interest in the Company is 1% or greater on a fully diluted basis, the Company shall comply with and observe the following negative covenants and provisions, and shall cause each Subsidiary to comply with and observe such of the following covenants and provisions as are applicable to such Subsidiary, if and when such Subsidiary exists, and the Company shall not:

(a)     Dealings with Affiliates.
Enter into any transaction, including, without limitation, any loan or extension of credit or royalty agreement with any employee, consultant, officer or director of the Company or any Subsidiary or holder of five percent of any class of capital stock of the Company or any Subsidiary, or any member of their respective immediate families or any corporation or other entity directly or indirectly controlled by one or more of such employees, consultants, officers, directors or five percent stockholders or members of their immediate families, (i) on terms less favorable to the Company or any Subsidiary than it would obtain in a transaction between unrelated parties and
(ii) except in the case of any transaction or series of transactions entered into in the ordinary course of business and involving less than $5,000 in the aggregate.

(b) Restriction on Indebtedness (or permit any Subsidiary to do any of the foregoing) other than the following:

(i) Indebtedness existing on the date hereof and listed in Exhibit 3.06 and renewals, replacements and refinancing thereof that do not increase the aggregate amount of Indebtedness of the Company and its Subsidiaries taken as a whole; and Indebtedness contemplated by the Business Plan or in a budget or projection approved by a majority of the members of the Board of Directors (including both Investor Directors);

(ii) guarantees by the Company of Indebtedness incurred by Subsidiaries of the Company, provided that the Indebtedness guaranteed pursuant to this subsection (ii) shall not exceed $100,000 at any time outstanding with respect to any one Subsidiary or $250,000 in the aggregate at any time outstanding with respect to all Subsidiaries;

(iii) Indebtedness of a Subsidiary owing to the Company or to another Subsidiary; or

(iv) Additional Indebtedness not to exceed an aggregate of $100,000 incurred in any fiscal quarter, and not to exceed in the aggregate $250,000 at any time, determined on a consolidated basis (including guarantees permitted by clause (ii) of this Section 4.02(b)).


(c)     Conduct of Business.
The Company shall not, and shall not permit any of its Subsidiaries to engage in any business other than the business engaged in by each of them on the date hereof and any businesses or activities substantially similar or related thereto other than as contemplated by the Business Plan.

(d)     Assumptions or Guaranties of Indebtedness of Other Persons.
Assume, guarantee, endorse or otherwise become directly or contingently liable on, or permit any Subsidiary to assume, guarantee, endorse or otherwise become directly or contingently liable on (including, without limitation, liability by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in the debtor or otherwise to assure the creditor against loss) any Indebtedness of any other Person, except for guaranties by endorsement of negotiable instruments for deposit or endorsement of negotiable instruments for deposit or collection in the ordinary course of business, and except for the guaranties of the permitted obligations of any wholly-owned Subsidiary except as provided for in Exhibit 3.12.

(e)     Investments in Other Corporations or Entities.
Make or permit any Subsidiary to make, any loan or advance to any Person, or purchase, otherwise acquire, or permit any Subsidiary to purchase or otherwise acquire, the capital stock, assets comprising the business of, obligations of, or any interest in, any other corporation or entity which will not be operated as a wholly-owned Subsidiary, except:

(i) investments by the Company in AM Data Transmission Corporation and/or Data Design & Development Corporation;

(ii) investments by the Company or a Subsidiary in evidences of indebtedness issued or fully guaranteed by the United States of America and having a maturity of not more than one year from the date of acquisition;

(iii) investments by the Company or a Subsidiary in certificates of deposit, notes, acceptances and repurchase agreements having a maturity of not more than one year from the date of acquisition issued by a bank organized in the United States having capital, surplus and undivided profits of at least $100,000,000;

(iv) investments by the Company or a Subsidiary in the highest-rated commercial paper having a maturity of not more than one year from the date of acquisition;

(v) investments by the Company or a Subsidiary in "Money Market" fund shares, or in money market accounts fully insured by the Federal Deposit Insurance Corporation and sponsored by banks and other financial institutions, provided that the investments consist principally of the types of investments described in clauses (i), (ii) or (iii) of this subsection 4.02(e); or

(vi) loans or advances from a Subsidiary to the Company or from the Company to a Subsidiary.


(f)     Amendments.
Amend the Certificate of Incorporation or By-laws of the Company.

(g)     Issuance of Equity Securities.
Until the Company has complied with the affirmative covenants set forth in
Section 4.01(j) above, authorize or issue or obligate itself to issue, any additional shares of capital stock of the Company of any class, provided, however, that the provisions of this Section 4.02(g) shall not apply to the issuance of: (i) the Warrant Shares; (ii) up to 3,576,666 shares of Common Stock issuable on the exercise of outstanding stock options and warrants;
(iii) shares of Common Stock issuable upon the conversion of the Company's Convertible Preferred Stock or Series B Preferred Stock; and (iv) shares of Common Stock issued on or after the date hereof to directors, officers, employees of the Company pursuant to any of the Company's currently existing employee benefit plan, 401(k) plan or employee stock ownership plan.


4.03     Reporting Requirements.
The Company will furnish the following to the Purchaser:

(a)     Budgets and Operating Plan.
As soon as available and in any event at least 30 days before the beginning of each fiscal year of the Company, a Business Plan and monthly and quarterly budgets for the forthcoming fiscal year, and as soon as available and in any event within 30 days after the end of each calendar month, monthly comparisons against the Business Plan and monthly operating budgets and an analysis of the variances from the budget or plan, prepared in accordance with generally accepted accounting principles consistently applied.

(b)     Notice of Adverse Changes.
Promptly after the occurrence thereof and in any event within five business days after each occurrence notice of any material adverse change in the business, assets, properties, Intellectual Property Rights, condition (financial or otherwise), results of operation or prospects of the Company; and

(c)     Reports and Other Information.
Promptly upon receipt, publication, commencement or occurrence, copies of all consulting reports, notices of material actions, suits or proceedings, accountant's reviews and reports to management, and such other information as the Company shall make available to its directors or stockholders or as the Purchaser shall reasonably request.



ARTICLE V:  REGISTRATION RIGHTS

5.01     Piggy-Back Registrations.
If at any time the Company shall determine to register for its own account or the account of others under the Securities Act (including pursuant to a demand for registration of any stockholder of the Company other than the Purchaser exercising registration rights with respect to the Common Shares) any of its equity securities, other than on Form S-8 or Form S-4 or their then equivalents relating to shares of Common Stock to be issued solely in connection with any acquisition of any entity or business or shares of Common Stock issuable in connection with stock option or other employee benefit plans, it shall send to each holder of Registrable Shares, including each holder who has the right to acquire Registrable Shares, written notice of such determination and, if within 15 days after receipt of such notice, such holder shall so request in writing, the Company shall use its best efforts to include in such registration statement all or any part of the Registrable Shares such holder requests to be registered, except that if, in connection with any offering involving an underwriting of Common Stock to be issued by the Company, the managing underwriter shall impose a limitation on the number of shares of such Common Stock which may be included in the registration statement because, in its judgment, such limitation is necessary to effect an orderly public distribution, then the Company shall be obligated to include in such registration statement only such limited portion of the Registrable Shares with respect to which such holder has requested inclusion hereunder; provided, however, that the Company shall not so exclude any Registrable Shares unless it has first excluded any securities to be offered and sold by employees of the Company or by holders who do not have contractual, incidental rights to include such securities (collectively, "Excludable Shares"); provided further that as between the Company and holders of Registrable Shares, in no event shall the Registrable Shares included in such offering be limited to less than 25% of the aggregate number of shares offered. Any exclusion of Registrable Shares shall be made pro rata among the persons seeking to include such shares, in proportion to the number of such shares owned by such persons. No incidental right under this Section 5.01 shall be construed to limit any registration required under Section 5.02. The obligations of the Company under this Section 5.01 may be waived at any time upon the written consent of holders of 60% of the outstanding Registrable Securities.


5.02     Required Registration.
If on any occasion one or more holders of at least 60% of the outstanding Common Shares shall notify the Company in writing that it or they intend to offer or cause to be offered for public sale at least 20% of the Registrable Shares (or any lesser percentage of the Registrable Shares if the anticipated aggregate offering price thereof would exceed $2,000,000), the Company will notify all holders of Registrable Shares, including all holders who have a right to acquire Registrable Shares. Upon written request of any holder given within 15 days after the receipt by such holder from the Company of such notification, the Company will use its best efforts to cause such of the Registrable Shares as may be requested by any holder thereof (including the holder or holders giving the initial notice of intent to offer) to be registered under the Securities Act as expeditiously as possible. The Company shall not be required to effect more than two such registrations in the aggregate. If the Company determines to include shares to be sold by it or by other selling stockholders in any registration request pursuant to this
Section 5.02, such registration shall be deemed to have been a "piggy-back" registration under Section 5.01, and not a "demand" registration under this
Section 5.02 if the holders of Registrable Shares are unable to include in any such registration statement at least 85% of the Registrable Shares initially requested for inclusion in such registration statement.


5.03     Registrations on Form S-3.
In addition to the rights provided the holder of Registrable Shares in Sections 5.01 and 5.02 above, if the registration of Registrable Shares under the Securities Act can be effected on Form S-3 (or any similar form promulgated by the Commission), then upon the written request of one or more holders of at least 60% of the outstanding Registrable Shares, the Company will so notify each holder of Registrable Shares, including each holder who has a right to acquire Registrable Shares, and then will, as expeditiously as possible, use its best efforts to effect qualification and registration under the Securities Act on Form S-3 of all or such portion of the Registrable Shares as the holder or holders shall specify; provided, however, the Company shall not be required to effect a registration pursuant to this Section 5.03 unless the market value of the Registrable Shares to be sold in any such registration shall be estimated to be at least $500,000 at the time of filing such registration statement, and further provided that the Company shall not be required to effect more than one registration during any 12-month period pursuant to this Section 5.03.


5.04     Effectiveness.
The Company will use its best efforts to maintain the effectiveness for up to 90 days (or such shorter period of time as the underwriters need to complete the distribution of the registered offering, or one year in the case of a "shelf" registration statement on Form S-3) of any registration statement pursuant to which any of the Registrable Shares are being offered, and from time to time will amend or supplement such registration statement and the prospectus contained therein to the extent necessary to comply with the Securities Act and any applicable state securities statute or regulation. The Company will also provide each holder of Registrable Shares with as many copies of the prospectus contained in any such registration statement as it may reasonably request.


5.05     Indemnification of Holder of Registrable Shares.
In the event that the Company registers any of the Registrable Shares under the Securities Act, the Company will indemnify and hold harmless each holder and each underwriter of the Registrable Shares (including their officers, directors, affiliates and partners) so registered (including any broker or dealer through whom such shares may be sold) and each Person, if any, who controls such holder or any such underwriter within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them become subject under the Securities Act, applicable state securities laws or under any other statute or at common law or otherwise, as incurred, and, except as hereinafter provided, will reimburse each such holder, each such underwriter and each such controlling Person, if any, for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, as incurred, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary or amended preliminary prospectus or in the final prospectus (or the registration statement or prospectus as from time to time amended or supplemented by the Company) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act or any state securities laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration, unless (i) such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or amended preliminary prospectus or formal prospectus in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by any such holder of Registrable Shares (in the case of indemnification of such holder), any such underwriter (in the case of indemnification of such underwriter) or any such controlling Person (in the case of indemnification of such controlling person) expressly for use therein, or unless (ii) in the case of a sale directly by such holder of Registrable Shares (including a sale of such Registrable Shares through any underwriter retained by such holder of Registrable Shares to engage in a distribution solely on behalf of such holder of Registrable Shares), such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus copies of which were delivered to such holder of Registrable Shares or such underwriter on a timely basis, and such holder of Registrable Shares failed to deliver a copy of the final or amended prospectus at or prior to the confirmation for the sale of the Registrable Shares to the person asserting any such loss, claim, damage or liability in any case where such delivery is required by the Securities Act.

Promptly after receipt by any holder of Registrable Shares, any underwriter or any controlling Person of notice of the commencement of any action in respect of which indemnity may be sought against the Company, such holder of Registrable Shares, or such underwriter or such controlling person, as the case may be, will notify the Company in writing of the commencement thereof (provided, that failure to so notify the Company shall not relieve the Company from any liability it may have hereunder) and, subject to the provisions hereinafter stated, the Company shall be entitled to assume the defense of such action (including the employment of counsel, who shall be counsel reasonably satisfactory to such holder of Registrable Shares, such underwriter or such controlling Person, as the case may be), and the payment of expenses insofar as such action shall relate to any alleged liability in respect of which indemnity may be sought against the Company.

Such holder of Registrable Shares, any such underwriter or any such controlling Person shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel subsequent to any assumption of the defense by the Company shall not be at the expense of the Company unless the employment of such counsel has been specifically authorized in writing by the Company. The Company shall not be liable to indemnify any Person for any settlement of any such action effected without the Company's written consent. The Company shall not, except with the approval of each party being indemnified under this Section 5.05, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the parties being so indemnified of a release from all liability in respect to such claim or litigation.

In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which any holder of Registrable Shares exercising rights under this Article V, any underwriter, or any controlling Person of any such holder or underwriter, makes a claim for indemnification pursuant to this Section 5.05 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 5.05 provides for indemnification in such case, then, the Company, on the one hand, and such holder, underwriter or controlling Person, on the other hand, will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the holder of Registrable Shares, underwriter or controlling Person on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the holder of Registrable Shares, underwriter or controlling Person on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the holder of Registrable Shares, underwriter or controlling Person on the other, and each party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (A) no such holder, underwriter or controlling Person will be required to contribute any amount in excess of the public offering price of all such Registrable Shares offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.


5.06     Indemnification of Company.
In the event that the Company registers any of the Registrable Shares under the Securities Act, each holder of the Registrable Shares so registered will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed or otherwise participated in the preparation of the registration statement, each underwriter of the Registrable Shares so registered (including any broker or dealer through whom such of the shares may be sold) and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, applicable state securities laws or under any other statute or at common law or otherwise, and, except as hereinafter provided, will reimburse the Company and each such director, officer, underwriter or controlling Person for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary or amended preliminary prospectus or in the final prospectus (or in the registration statement or prospectus as from time to time amended or supplemented) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by such holder of Registrable Shares expressly for use therein; provided, however, that such holder's obligations hereunder shall be limited to an amount equal to the proceeds received by such holder of Registrable Shares sold in such registration.

Promptly after receipt of notice of the commencement of any action in respect of which indemnity may be sought against such holder of Registrable Shares, the Company will notify such holder of Registrable Shares in writing of the commencement thereof (provided that failure to so notify such holder shall not relieve such holder from any liability it may have hereunder), and such holder of Registrable Shares shall, subject to the provisions hereinafter stated, be entitled to assume the defense of such action (including the employment of counsel, who shall be counsel reasonably satisfactory to the Company) and the payment of expenses insofar as such action shall relate to the alleged liability in respect of which indemnity may be sought against such holder of Registrable Shares. The Company and each such director, officer, underwriter or controlling Person shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel subsequent to any assumption of the defense by such holder of Registrable Shares shall not be at the expense of such holder of Registrable Shares unless employment of such counsel has been specifically authorized in writing by such holder of Registrable Shares. Such holder of Registrable Shares shall not be liable to indemnify any Person for any settlement of any such action effected without such holder's written consent.

In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which the Company, any underwriter, or any controlling Person or the Company or any underwriter, exercising its rights under this Article V, makes a claim for indemnification pursuant to this Section 5.06, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding that this
Section 5.06 provides for indemnification, in such case, then, the Company, underwriter or controlling Person, on the one hand, and such holder, on the other hand, will contribute to the aggregate losses, claims, damages, expenses or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the Company, underwriter or controlling Person on the one hand and of the holder of Registrable Shares on the other hand in connection with the statements or omissions which resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company, underwriter or controlling Person on the one hand and of the holder of Registrable Shares on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, underwriter or controlling Person on the one hand or by the holder of Registrable Shares on the other, and each party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the public offering price of all such Registrable Shares offered by it pursuant to such registration statement; and
(B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.


5.07     Exchange Act Registration.
The Company will use its best efforts to timely file with the Commission such information as the Commission may require under either of Section 13 or
Section 15(d) of the Exchange Act; and the Company shall use its best efforts to take all action as may be required as a condition to the availability of

Rule 144 or Rule 144A under the Securities Act (or any successor exemptive rule hereinafter in effect) with respect to such Common Stock. The Company shall furnish to any holder of Registrable Shares forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company as filed with the Commission, and (iii) such other reports and documents as a holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a holder to sell any such Registrable Securities without registration. The Company shall use its best efforts to facilitate and expedite transfers of the Common Shares pursuant to Rule 144 under the Securities Act, which efforts shall include timely notice to its transfer agent to expedite such transfers of Common Shares.


5.08     Damages.
The Company acknowledges that the holder of Registrable Shares may not have an adequate remedy if the Company fails to comply with this Article V and that damages may not be readily ascertainable, and in the event of such failure, the Company shall not oppose an application by the holder of Registrable Shares or any other Person entitled to the benefits of this Article V requiring specific performance of any and all provisions hereof or enjoining the Company from continuing to commit any such breach of this Article V.


5.09     Further Obligations of the Company.
Whenever under the preceding Section of this Article V, the Company is required hereunder to register Registrable Shares, the Company shall also do the following:

(a) Furnish to each selling holder such copies of each preliminary and final prospectus and such other documents as said holder may reasonably request to facilitate the public offering of its Registrable Shares;

(b) Use its best efforts to register or qualify the Registrable Shares covered by said registration statement under the applicable securities or "blue sky" laws of such jurisdictions as any selling holder may reasonably request; provided, however, that the Company shall not be obligated to qualify to do business in any jurisdictions where it is not then so qualified or to take any action which would subject it to the service of process in suits other than those arising out of the offer or sale of the securities covered by the registration statement in any jurisdiction where it is not then so subject;

(c) Furnish to each selling holder a signed counterpart, addressed to the selling holders, of

(i) an opinion of counsel for the Company, dated the effective date of the registration statement, and

(ii) "comfort" letters signed by the Company's independent public accountants who have examined and reported on the Company's financial statements included in the registration statement, to the extent permitted by the standards of the American Institute of Certified Public Accountants, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the accountants' "comfort" letters) with respect to events subsequent to the date of the financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' "comfort" letters delivered to the underwriters in underwritten public offerings of securities, to the extent that the Company is required to deliver or cause the delivery of such opinion or "comfort" letters to the underwriters in an underwritten public offering of securities;

(d) Permit each selling holder of Registrable Shares or its counsel or other representatives to inspect and copy such corporate documents and records as may reasonably be requested by them;

(e) Furnish to each selling holder of Registrable Shares a copy of all documents filed with and all correspondence from or to the Commission in connection with any such offering of securities;

(f) Use its best efforts to facilitate the obtaining of all necessary approvals from the National Association of Securities Dealers, Inc.; and

(g) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earning statement covering the period of at least 12 months, but not more than 18 months, beginning with the first month after the effective date of the registration statement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

Whenever under the preceding Sections of this Article V the holders of Registrable Shares are registering such shares pursuant to any registration statement, each such holder shall timely provide to the Company, at its request, such information and materials as it may reasonably request in order to effect the registration of such Registrable Shares.


5.10     Expenses.
In the case of each registration effected under Section 5.01, 5.02 or 5.03, the Company shall bear all reasonable costs and expenses of each such registration on behalf of the selling holders of Registrable Shares, including, but not limited to, the Company's printing, legal and accounting fees and expenses, Commission and NASD filing fees, "Blue Sky" fees and expenses and the reasonable fees and disbursements of one counsel for the selling holders of Registrable Shares in connection with the registration of their Registrable Shares; provided, however, that the Company shall have no obligation to pay or otherwise bear any portion of the underwriters' commissions or discounts attributable to the Registrable Shares being offered and sold by the holders of the Registrable Shares, or the fees and expenses of more than one counsel for the selling holders of Registrable Shares in connection with the registration of the Registrable Shares. The Company shall pay all expenses of the holders of the Registrable Shares in connection with any registration initiated pursuant to this Article V which is withdrawn, delayed or abandoned at the request of the Company, unless such withdrawal, delay or abandonment is caused by the fraud, material misstatement or omission of a material fact by a holder of Registrable Shares to be included in such registration.


5.11     Approval of Underwriter.
Any managing underwriter engaged in any registration made pursuant to Section
5.02 shall be a nationally recognized firm requiring the approval in writing of the holders of a majority of the Registrable Shares requesting such registration and the consent of the Company, which consent shall not be unreasonably withheld or delayed.

5.12     Transferability.
For all purposes of Article V of this Agreement, the holder of Registrable Shares shall include not only the Purchaser but (i) any assignee or transferee of the Registrable Shares who acquires at least 10% of the Registrable Shares purchased by the Purchaser on the date hereof and who is not a competitor of the Company, or (ii) any general or limited partner or any officer or director of any such Person or their affiliates, including, but not limited to, their immediate family, irrevocable trusts for estate planning purposes and personal representatives; provided, however, that such assignee or transferee agrees in writing to be bound by all of the provisions of this Agreement.


5.13     Mergers, Etc.
The Company shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Company under Article V of this Agreement, and for that purpose references hereunder to Registrable Shares shall be deemed to be references to the securities which the holders of Registrable Shares would be entitled to receive in exchange for Registrable Shares under any such merger, consolidation or reorganization; provided, however, that the provisions of this Section 5.13 shall not apply in the event of any merger, consolidation, or reorganization in which the Company is not the surviving corporation if all stockholders are entitled to receive in exchange for their Registrable Shares consideration consisting solely of (i) cash, (ii) securities of the acquiring corporation which may be immediately sold to the public without registration under the Securities Act, or (iii) securities of the acquiring corporation which the acquiring corporation has agreed to register within 90 days of completion of the transaction for resale to the public pursuant to the Securities Act.


5.14     Limitations on Subsequent Registration Rights.
From and after the date of this Agreement, the Company shall not, without the prior written consent of the holders of at least a majority of the Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder of any securities of the Company the right to require the Company to initiate any registration of any securities of the Company. Any right given by the Company to any holder or prospective holder of the Company's securities in connection with the registration of securities shall be conditioned such that it shall be consistent with the provisions of this Article V and with the rights of the holder provided in this Agreement. This Article V shall not limit the right of the Company to enter into any agreements with any holder or prospective holder of any securities of the Company giving such holder or prospective holder the right to require the Company, upon any registration of any of its securities, to include, among the securities which the Company is then registering, securities owned by such holder if such rights are subordinate to the rights of a holder of Registrable Securities.



ARTICLE VI:  RIGHT OF FIRST REFUSAL

6.01     Right of First Refusal.
Except as set forth in Section 6.06, before the Company shall issue, sell or exchange, agree or obligate itself to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange, any (i) shares of Common Stock, (ii) any other equity security of the Company, including without limitation, shares of Preferred Stock, (iii) any convertible debt security of the Company, including without limitation, any debt security which by its terms is convertible into or exchangeable for any equity security of the Company, (iv) any security of the Company that is a combination of debt and equity, or (v) any option, warrant or other right to subscribe for, purchase or otherwise acquire any such equity security or any such debt security of the Company, the Company shall, in each case, first offer to sell such securities (the "Offered Securities") to the Purchaser at a price and on such other terms as shall have been specified by the Company in writing delivered to the Purchaser (the

"Offer"), which Offer by its terms shall remain open and irrevocable for a period of 30 days from receipt of the Offer.


6.02     Notice of Acceptance.
Notice of the Purchaser's intention to accept, in whole or in part, any Offer made pursuant to Section 6.01 shall be evidenced by a writing signed by the Purchaser and delivered to the Company prior to the end of the 30-day period of such offer, setting forth the number of Offered Securities the Purchaser elects to purchase (the "Notice of Acceptance").


6.03     Conditions to Acceptances and Purchase.

(a)  Permitted Sales of Refused Securities.
In the event that a Notice of Acceptance is not given by the Purchaser in respect of all the Offered Securities, the Company shall have 90 days from the end of said 30-day period to sell any such Offered Securities as to which a Notice of Acceptance has not been given by the Purchaser (the "Refused Securities") to the Person or Persons specified in the Offer, but only for cash and otherwise in all respects upon terms and conditions, including, without limitation, unit price and interest rates, which are no more favorable, in the aggregate, to such other Person or Persons or less favorable to the Company than those set forth in the Offer.

(b)  Reduction in Amount of Offered Securities.
In the event the Company shall propose to sell less than all of the Refused Securities (any such sale to be in the manner and on the terms specified in Section 6.03(a) above), then the Purchaser may reduce the number of shares or other units of the Offered Securities specified in its Notice of Acceptance to an amount which shall be not less than the amount of the Offered Securities which the Purchaser elected to purchase pursuant to Section 6.02 multiplied by a fraction, (i) the numerator of which shall be the amount of Offered Securities that the Company actually proposes to sell, and (ii) the denominator of which shall be the amount of all Offered Securities. In the event that the Purchaser so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Company may not sell or otherwise dispose of more than the reduced amount of the Offered Securities until such securities have again been offered to the Purchaser in accordance with Section 6.01.

(c)  Closing.
Upon the closing, which shall include full payment to the Company, of the sale to such other Person or Persons of all or less than all the Refused Securities, the Purchaser shall purchase from the Company, and the Company shall sell to the Purchaser, the number of Offered Securities specified in the Notice of Acceptance, as reduced pursuant to Section 6.03(b) if the Purchaser has so elected, upon the terms and conditions specified in the Offer. The purchase by the Purchaser of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Purchaser of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Purchaser and its counsel.


6.04  Further Sale.
In each case, any Offered Securities not purchased by the Purchaser or other Person or Persons in accordance with Section 6.03 may not be sold or otherwise disposed of until they are again offered to the Purchaser under the procedures specified in Sections 6.01, 6.02 and 6.03.

6.05  Termination and Waiver of Right of First Refusal.
The rights of the Purchaser under this Article VI may be waived only upon the prior written consent of the Purchaser and shall terminate when the Purchaser owns less than ten percent of the Common Shares.


6.06  Exceptions.
The rights of the Purchaser under this Article VI shall not apply to:

(a) Common Stock issued as a stock dividend to holders of Common Stock or upon any subdivision or combination of shares of Common Stock;

(b) Preferred Stock issued as a dividend to holders of Preferred Stock upon any subdivision or combination of shares of Preferred Stock;

(c) up to 3,576,666 shares of Common Stock issued upon the exercise of outstanding stock options and warrants;

(d) up to 405,000 shares of Common Stock issued upon the exercise of stock options granted after the date hereof to directors, officers, employees or consultants of the Company and any Subsidiary pursuant to any qualified or non-qualified stock option plan or agreement, employee stock ownership plan, employee benefit plan, stock purchase agreement, stock plan, stock restriction agreement, consulting agreement or other option, arrangement, agreement or plan approved by two-thirds of the members of the Compensation Committee (including the Investor Directors on such Committee, if any), or if there is no such committee, by a majority of the members of the Board of Directors of the Company (including the Investor Directors);

(e)  securities issued upon conversion of convertible securities described in
Exhibit 3.17; and

(f)  the Warrant Shares upon the exercise of the Warrants.

Each of the foregoing numbers shall be subject to equitable adjustment in the event of any stock dividend, stock split, combination, reorganization, recapitalization, reclassification or other similar event.



ARTICLE VII:  DEFINITIONS AND ACCOUNTING TERMS

7.01  Certain Defined Terms.
As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

"Accredited Investor" shall have the meaning assigned to that term in Rule 501 under the Securities Act.

"Agreement" means this Common Stock and Warrant Purchase Agreement as from time to time amended and in effect between the parties, including all Exhibits hereto.

"Board of Directors" means the board of directors of the Company as constituted from time to time.

"Business Plan" shall have the meaning assigned to that term in Section 4.01.

"Closing" shall have the meaning assigned to that term in Section 1.03.

"Commission" shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act or Exchange Act.

"Common Shares" shall have the meaning assigned to that term in Section 1.01 of this Agreement.

"Common Stock" includes (a) the Company's Common Stock, $0.01 par value, as authorized on the date of this Agreement, (b) any other capital stock of any class or classes (however designated) of the Company authorized on or after the date hereof, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily, in the absence of contingencies or in the absence of any provision to the contrary in the Company's Certificate of Incorporation, be entitled to vote for the election of a majority of directors of the Company (even though the right so to vote has been suspended by the happening of such a contingency or provision), and (c) any other securities into which or for which any of the securities described in (a) or (b) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

"Company" means Mikros Systems Corporation, a Delaware corporation, and its successors and assigns.

"Consolidated" and "consolidating" when used with reference to any term defined herein mean that term as applied to the accounts of the Company and its Subsidiaries consolidated in accordance with generally accepted accounting principles consistently applied throughout reporting periods.

"Consulting Agreement" shall have the meaning assigned to that term in Section 2.02(j).

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

"Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission (or of any other federal agency then administering the Exchange Act) thereunder, all as the same shall be in effect at the time.

"Indebtedness" means (i) any liability for borrowed money or evidenced by a note or similar obligation given in connection with the acquisition of any property or other assets (other than trade accounts payable incurred in the ordinary course of business); (ii) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company's balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, and (iii) the present value of any lease payments due under leases required to be capitalized in accordance with applicable Statements of Financial Accounting Standards, determined by discounting all such payments at the interest rate determined in accordance with applicable Statements of Financial Accounting Standards.

"Intellectual Property Rights" means any and all, whether domestic or foreign, patents, patent applications, patent right, trade secrets, confidential business information, formula, processes, laboratory notebooks, algorithms, copyrights, mask works, licenses, permits, license rights, contract rights with employees, consultants and third parties, trademarks, trademark rights, inventions and discoveries, and other such rights generally classified as intangible assets in accordance with generally accepted accounting principles.

"Investor Directors" means those directors of the Company who are representatives of the Purchaser.

"Key Employee" means and includes the Chairman, President, Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, or any other individual so designated by the Board of Directors of the Company or by the Investor Directors.

"LTIP" shall have the meaning assigned to that term in Section 1.05.

"License Agreement" shall have the meaning assigned to that term in Section
2.02.

"Management Stockholders" shall have the meaning assigned to that term in the Voting Agreement.

"1996 Business Plan" shall have the meaning assigned to that term in Section
3.08.

"Non-Competition, Assignment of Inventions and Nondisclosure Agreement" shall have the meaning assigned to that term in Section 2.02(j).

"Notice of Acceptance" shall have the meaning assigned to that term in Section 6.02.

"Offer" shall have the meaning assigned to that term in Section 6.01.

"Offered Securities" shall have the meaning assigned to that term in Section
6.01.

"Person" means an individual, corporation, partnership, joint venture, trust, university, or unincorporated organization, or a government, or any agency or political subdivision thereof.

"Purchaser" shall have the meaning assigned to that term in Section 1.01 of this Agreement and shall include the original Purchaser and also any other holder of any of the Shares.

"Refused Securities" shall have the meaning assigned to that term in Section
6.03.

"Registrable Shares" shall mean and include (i) the Common Shares; (ii) the shares of capital stock of the Company acquired pursuant to Article VI hereof;
(iii) the Warrant Shares; (iv) shares of Common Stock acquired directly or indirectly pursuant to Article VI hereof; and (v) shares of Common Stock issued or issuable by way of stock split, stock dividend or the like in respect of any of the foregoing clauses (i) to (iv); provided, however, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares upon the consummation of any sale pursuant to a registration statement, Section 4(l) of the Securities Act or Rule 144 under the Securities Act; and provided further that Registrable Shares shall not include capital stock otherwise acquired primarily as, or acquired pursuant to exercise of options or rights granted to any employee primarily as, compensation for employment or services and not for a cash investment in the Company.

"SSI" shall mean Safeguard Scientifics, Inc.

"Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission (or of any other federal agency then administering the Securities Act) thereunder, all as the same shall be in effect at the time.

"Subsidiary" or "Subsidiaries" means any Person of which the Company and/or any of its other Subsidiaries (as herein defined) directly or indirectly owns at the time at least 50% of the outstanding voting shares of every class of such corporation or trust other than directors' qualifying shares.

"Voting Agreement" shall have the meaning assigned to that term in Section 2.02(i) of this Agreement.


7.02     Accounting Terms.
All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles, consistently applied, and all financial data submitted pursuant to this Agreement shall be prepared in accordance with such principles.



ARTICLE VIII:  MISCELLANEOUS

8.01     No Waiver; Cumulative Remedies.
No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.


8.02     Amendments, Waivers and Consents.
Any provision in the Agreement to the contrary notwithstanding, and except as hereinafter provided, changes in, termination or amendments of or additions to this Agreement may be made, and compliance with any covenant or provision set forth herein may be omitted or waived, if the Company (i) shall obtain consent thereto in writing from the holder or holders of at least a majority in interest of the Common Shares and (ii) shall deliver copies of such consent in writing to any holders who did not execute such consent; provided, that no consents shall be effective to reduce the percentage in interest of the Common Shares the consent of the holders of which is required under this Section
8.02. Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Any termination, amendment, addition or waiver effected in accordance with this
Section 8.02 shall be binding upon the Company and the Purchaser.


8.03     Addresses for Notices.
All notices, requests, demands and other communications provided for hereunder shall be in writing and given by (a) personal delivery, (b) certified mail, return receipt requested, (c) commercial overnight courier for next day delivery, or (d) telecopy, in each case as follows:

If to the Purchaser: at the address set forth on page 1 hereof, or at such other address as shall be designated by the Purchaser in written notice to the Company complying as to delivery with the terms of this Section.

If to the Company: at the address set forth on page 1 hereof, or at such other address as shall be designated by the Company in a written notice to the Purchaser complying as to delivery with the terms of this Section.

All such notices, requests, demands and other communications shall be deemed given the date of personal delivery, the third business day after mailing, the next business day after delivery to such courier (unless the return receipt or the courier's records evidence a later delivery), or when electronically confirmed if by telecopy.


8.04     Costs, Expenses and Taxes.
As a condition precedent to the Closing, the Company shall pay at the Closing in connection with the preparation, execution and delivery of this Agreement and the issuance of the Purchased Securities, the reasonable fees and other out-of-pocket expenses of counsel for the Purchaser. In addition, the Company shall pay the reasonable fees and out-of-pocket expenses of one legal counsel, one firm of independent public accountants, consultants and other outside experts retained by the Purchaser in connection with any amendment or waiver to this Agreement (initiated by the Company) or the successful enforcement of this Agreement by the Purchaser. In addition, the Company shall pay any and all stamp, or other similar taxes payable or determined to be payable in connection with the execution and delivery of this Agreement, the issuance of the Common Shares and Warrants and the other instruments and documents to be delivered hereunder or thereunder, and shall save the Purchaser harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.


8.05     Binding Effect; Assignment.
Except as provided in Section 5.12, this Agreement shall be binding upon and inure to the benefit of the Company and the Purchaser and their respective heirs, successors and assigns, except that the Company shall not have the right to delegate its obligations hereunder or to assign its rights hereunder or any interest herein without the prior written consent of the holders of at least a majority in interest of the Common Shares then outstanding.


8.06     Survival of Representations and Warranties.
All representations and warranties made in this Agreement, certificates representing the Common Shares, or any other instrument or document delivered in connection herewith or therewith, shall survive the execution and delivery hereof or thereof.

8.07     Prior Agreements.
This Agreement and the other agreements executed and delivered herewith constitute the entire agreement between the parties and supersede any prior understandings or agreements concerning the subject matter hereof.

8.08     Severability.
The provisions of this Agreement and the Voting Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of a provision contained in this Agreement or the Voting Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement or the Voting Agreement; but this Agreement and the Voting Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provisions or part reformed so that it would be valid, legal and enforceable to the maximum extent possible.


8.09     Confidentiality.
The Purchaser shall keep confidential and will not disclose or divulge the terms of this Agreement or any confidential, proprietary or secret information which the Purchaser may obtain from the Company pursuant to financial statements, reports and other materials submitted by the Company to the Purchaser pursuant to this Agreement or in connection with the preparation and negotiation hereof, or pursuant to visitation or inspection rights granted hereunder, unless such information is known, or until such information becomes known, to the public; provided, however, that the Purchaser may disclose such information (i) on a confidential basis to its attorneys, accountants, consultants and other professionals to the extent necessary to obtain their services in connection with its investment in the Company, (ii) to any prospective purchaser of any Common Shares from the Purchaser as long as such prospective purchaser agrees in writing to be bound by the provisions of this
Section 8.09, (iii) to any affiliate or partner of the Purchaser and (iv) as required by applicable law.


8.10     Governing Law.
This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, and without giving effect to choice of laws provisions.


8.11     Dispute Resolution.

(a)  Good-Faith Negotiations.
If any dispute arises under this Agreement that is not settled promptly in the ordinary course of business, the parties shall seek to resolve any such dispute between them, first, by negotiating promptly with each other in good faith in face-to-face negotiations. These face-to-face negotiations shall be conducted by the respective designated senior management representative of each party. If the parties are unable to resolve the dispute between them through these face-to-face negotiations within 20 days (or such period as the parties shall otherwise agree) following the date of notification (the "Notice Date") by one party to the other of the existence of such dispute, then any such disputes shall be resolved in the following manner.

(b)  Mediation.
The parties shall endeavor to resolve any dispute arising out of or relating to this Agreement by mediation under the CPR Mediation Procedures for Business Disputes. Unless otherwise agreed, the parties will select a mediator from the CPR Panels of Neutrals and shall notify CPR to initiate the selection process.

(c)  Resolution of Disputes.

(i) Any action, suit or proceeding where the amount in controversy as to at least one party, exclusive of interest and costs, exceeds $1,000,000 ("Summary Proceeding"), arising out of or relating to this Agreement or any other agreement executed in connection herewith or the breach, termination or validity thereof which has not been resolved by mediation as provided herein within 90 days of the Notice Date, shall be litigated exclusively in the Superior Court of the State of Delaware (the "Delaware Superior Court") as a summary proceeding pursuant to Rules 124-131 of the Delaware Superior Court, or any successor rules (the "Summary Proceeding Rules"). Each of the parties hereto hereby irrevocably and unconditionally (A) submits to the jurisdiction of the Delaware Superior Court for any Summary Proceeding, (B) agrees not to commence any Summary Proceeding except in the Delaware Superior Court, (C) waives, and agrees not to plead or to make, any objection to the venue of any Summary Proceeding in the Delaware Superior Court, (D) waives, and agrees not to plead or to make any claim that any Summary Proceeding brought in the Delaware Superior Court has been brought in an improper or otherwise inconvenient forum, (E) waives, and agrees not to plead or to make, any claim that the Delaware Superior Court lacks personal jurisdiction over it, (F) waives its right to remove any Summary Proceeding to the federal courts except where such courts are vested with sole and exclusive jurisdiction by statute and (G) understands and agrees that it shall not seek a jury trial or punitive damages in any Summary Proceeding based upon or arising out of or otherwise related to this Agreement or any other agreement executed in connection herewith or the breach, termination or validity thereof, and waives any and all rights to any such jury trial or to seek punitive damages.

(ii) In the event any action, suit or proceeding where the amount in controversy as to at least one party, exclusive of interest and costs, does not exceed $1,000,000 (a "Proceeding"), arising out of or relating to this Agreement, or any other agreement executed in connection herewith or the breach, termination or validity thereof is brought, the parties to such Proceeding agree to make application to the Delaware Superior Court to proceed under the Summary Proceeding Rules. Until such time as such application is rejected, such Proceeding shall be treated as a Summary Proceeding and all of the foregoing provisions of this Section relating to Summary Proceedings shall apply to such Proceeding.

(iii) If a Summary Proceeding is not available to resolve any dispute hereunder, the controversy or claim shall be settled by arbitration conducted on a confidential basis, under the U.S. Arbitration Act, if applicable, and the then current Commercial Arbitration Rules of the American Arbitration Association (the "Association") strictly in accordance with the terms of this Agreement and the substantive law of the State of Delaware, including such law in respect of the statute of limitations. The arbitration shall be conducted at the Association's regional office located closest to the Company's principal place of business by three arbitrators at least one of whom shall be knowledgeable in AM/FM technology, programming and implementation, one of whom shall be an attorney and one of whom shall be a member of a "Big Six" accounting firm. The arbitrators are not empowered to award damages in excess of compensatory damages and each party hereby irrevocably waives any right to recover such damages with respect to any such disputes. Judgment upon the arbitrators' aware may be entered and enforced in any court of competent jurisdiction.

(d) Neither party shall be precluded hereby from securing equitable remedies in courts of any jurisdiction, including, but not limited to, temporary restraining orders and preliminary injunctions to protect its rights and interests but shall not be sought as a means to avoid or stay arbitration or Summary Proceeding.

(e) Each party is required to continue to perform its obligations under this contract pending final resolution of any dispute arising out of or relating to this contract, unless to do so would be impossible or impracticable under the circumstances.

8.12     Headings.
Article, section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.


8.13     Counterparts.
This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.


8.14     Further Assurances.
From and after the date of this Agreement, upon the request of the Purchaser or the Company, the Company and the Purchaser shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement and the Common Shares.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.


                                        MIKROS SYSTEMS CORPORATION


                                        By: /s/ Thomas J. Meaney
                                        --------------------------------------
                                        Thomas J. Meaney
                                        President and Chief Executive Officer



                                        SAFEGUARD SCIENTIFICS (DELAWARE), INC.


                                        By: /s/ Thomas C. Lynch
                                        --------------------------------------
                                        Thomas C. Lynch
                                        Senior Vice President

                               Exhibit 10.2


                             LICENSE AGREEMENT

This LICENSE AGREEMENT dated as of November 15, 1996 by and between DATA DESIGN & DEVELOPMENT CORPORATION, a Delaware corporation ("3D"), and MIKROS SYSTEMS CORPORATION, a Delaware corporation ("Mikros").


W I T N E S S E T H :

Mikros has developed certain patented and proprietary technology relating to transmissions in the AM and FM broadcast bands ("Technology"). In consideration for an investment in Mikros by Safeguard Scientifics (Delaware), Inc. ("Safeguard") and the formation of, and investment in, AM Data Transmission Corporation, a Delaware corporation ("AMDTC") by Safeguard and Mikros,

(i) Mikros has agreed to assign all right, title and interest to the Technology to 3D;

(ii) Subject to the terms and conditions of this Agreement, 3D has agreed to grant an exclusive, perpetual license to Mikros for the FM Technology in the United States, Canada and Mexico ("Territory") and a non-exclusive license to Mikros to develop improvements for the AM Technology in the Territory and under the terms of a License Agreement between 3D and AMDTC ("AMDTC License Agreement"), 3D has agreed to grant an exclusive, perpetual license to AMDTC for the AM Technology in the Territory;

(iii) Subject to the terms and conditions of this Agreement and the AMDTC License Agreement, Mikros and AMDTC have agreed to disclose and assign to 3D all modifications, enhancements and other derivative works ("Improvements") that they make to the Technology.

(iv) Subject to the terms and conditions of this Agreement and the AMDTC License Agreement, 3D has agreed to license to Mikros all Improvements to the Technology developed by 3D, AMDTC and Mikros and to license to AMDTC all Improvements to the AM Technology developed by 3D, AMDTC and Mikros.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter contained, the parties hereto, intending to be legally bound, hereby agree as follows:


1.     DEFINITIONS.

1.1 "AM Technology" all inventions, Improvements, enhancements, modifications, discoveries, claims, formulae, processes, proprietary procedures, apparatuses, source code, object code, mask works, Technical Information, Patents, copyrights, trademarks, trade secrets, technologies and know-how, whether or not covered by claims of proprietary rights, owned or controlled by 3D on the date hereof in connection with transmission in the AM broadcast band AM=550KHz to 1750KHz.


1.2 "Confidential Information" shall mean any and all information or portion thereof disclosed to or otherwise acquired or observed by either party or its employees, agents or representatives (each individually referred to as a "recipient") either directly or indirectly from the other party, including but not limited to the Technology, Improvements and the FM Products, as well as any other information regarding either party's research, development,

Patents, Technical Information, know-how, trade secrets, knowledge, designs, drawings, specifications, concepts, data, reports, methods, processes, documentation, methodology, pricing, marketing plans, customer lists, salaries or business affairs, and any other information or knowledge owned or developed by either party, except for information which the recipient can demonstrate:

(i) was at the time of disclosure to such recipient part of the public domain or thereafter becomes part of the public domain through no act or omission by such recipient; or

(ii) was lawfully in such recipient's possession as shown in written records prior to disclosure by the disclosing party and without obligation of confidentiality; or

(iii) was lawfully received by such recipient after disclosure from a third party without obligation of confidentiality and without violation by said third party of an obligation of confidentiality to another.


1.3 "FM Products" shall mean any product, thing or service developed or distributed by Mikros embodying, incorporating, made with or otherwise utilizing all or any part of the FM Technology.


1.4 "FM Technology" all inventions, improvements, enhancements, modifications, discoveries, claims, formulae, processes, proprietary procedures, apparatuses, source code, object code, mask works, Technical Information, Patents (including without limitation U.S. Patent No. 5,220,584), copyrights, trademarks, trade secrets, technologies and know-how, whether or not covered by claims of proprietary rights, owned or controlled by 3D on the date hereof in connection with transmission in the FM Broadcast Band FM=88MHz to 108MHz.


1.5 "Improvements" shall mean all inventions, improvements, enhancements, modifications, discoveries, claims, formulae, processes, apparatuses, source code, object code, mask works, Technical Information, Patents, trade secrets, technologies and know-how, whether or not covered by claims of proprietary rights, created or made by 3D, Mikros or jointly by 3D and Mikros during the term hereof in connection with the AM Technology, FM Technology or FM Products, as the case may be.

1.6 "Patents" shall mean any current or future patent or patent application in any country, including any extensions or future extension mechanisms, including Supplementary Protection Certificates or the equivalent thereof, renewals, continuations, continuations-in-part, divisions, patents-of-additions, and/or reissues thereof.


1.7 "Technical Information" shall mean technical data and information in the possession of either party in a tangible form, which is related to the AM Technology or the FM Technology, as the case may be, or is developed in the course of the development activities contemplated by Section 3 hereof and which is needed or helpful in the practice or use of the AM Technology, FM Technology or FM Products, as the case may be.


1.8 "Technology" shall mean, collectively, the AM Technology and the FM Technology.

1.9 "Territory" shall mean the countries of the United States, Canada and Mexico.



2.     LICENSES

2.1    Grant of Development License for FM Technology.
Subject to the limitations described below, 3D hereby grants to Mikros an exclusive, royalty-free, perpetual right and license:

(i) to make, have made, use, improve, copy, develop, have improved, copied and/or developed, and otherwise develop and manufacture the FM Technology and any FM Product thereof in the Territory for all commercial, military and other applications of the FM Technology in the Territory; and

(ii) to sublicense or otherwise authorize others, with further right of sublicense at any number of levels, in the Territory to do any or all of the foregoing.


2.2     Grant of Development License for AM Technology.
Subject to the limitations described below, 3D hereby grants to Mikros a non-exclusive, royalty-free, perpetual right and license:

(i) to make, have made, use, improve, copy, develop, have improved, copied and/or developed, and otherwise develop and manufacture the AM Technology in the Territory; and

(ii) to sublicense or otherwise authorize others, with further right of sublicense at any number of levels, to do any or all of the foregoing in the Territory.


2.3     Grant of Marketing License for FM Technology.
Subject to the limitations described below, 3D hereby grants to Mikros an exclusive, royalty-free, and perpetual right and license:

(i) to import, export, distribute, lease, sell, distribute, and otherwise market and commercially exploit in any manner the FM Technology and any FM Product in the Territory for all military and commercial applications of the FM Technology in the Territory; and

(ii) to sublicense or otherwise authorize others, with further right of sublicense at any number of levels, in the Territory to do any or all of the foregoing.


2.4     Exclusivity of License:  Title.
All exclusive licenses granted to Mikros (or its assigns or sublicensees) hereunder will be exclusive as to 3D and all others. 3D shall retain title to the Technology, the Improvements and any Patents or other intellectual property rights regarding the Technology and the Improvements. Subject to the foregoing, Mikros shall be the owner of any and all FM Products developed by Mikros from the Technology. The parties agree to execute such documents as reasonably required to document, record and otherwise perfect the interests of each of the parties in the Technology, FM Products, Patents, Improvements and other intellectual property rights.

2.5     No Other Transfers Permitted.
3D agrees that, without the prior express written consent of Mikros and except as provided in the AMDTC Agreement, 3D will not assign, sell, convey, lease, license, transfer, hypothecate, encumber or suffer imposition of any lien on, grant any right or interest in, or disclose to any third party any Confidential Information concerning, any of the FM Technology or any FM Product in the Territory thereof in contravention of the rights of Mikros pursuant to this Agreement.


2.6     Marketing of FM Technology.
3D hereby acknowledges and agrees that, as a consequence of the license granted under this Agreement, Mikros will have the sole and exclusive right to sell, assign, license, lease, convey, transfer, market, develop, manufacture or otherwise commercially exploit and deal with its rights in the FM Technology in the Territory for military, commercial and other applications. Mikros shall have the sole and exclusive right to grant any assignment or sublicense of its rights hereunder, either directly or indirectly through one or more third parties upon such terms as Mikros may in its sole discretion determine. Mikros shall have the right to market or commercially exploit its rights in the FM Technology in the Territory in any manner it deems reasonably appropriate or advisable. Mikros hereby acknowledges and agrees that it shall have no right to sell, assign, license, lease, convey, transfer, market, develop, manufacture or otherwise commercially exploit military, commercial or other applications of the AM Technology throughout the world or the FM Technology outside of the Territory, unless 3D and Mikros subsequently enter into a license agreements or license agreements with respect to any or some of such rights.


3.     PRODUCT DEVELOPMENT

3.1     Development of FM Products.
During the term of this Agreement, Mikros shall have the entire responsibility for the development of FM Products in the Territory hereunder, including without limitation, research, supply of materials, manufacture of prototypes and any applicable government approvals. Mikros shall use its reasonable commercial efforts to create, develop and complete FM Products, and obtain any applicable regulatory approval thereof. Mikros also shall be responsible for all costs and expenses related to development of the FM Products, including, without limitation, the costs of obtaining requisite government approvals.


3.2     Conduct of Development.
While Mikros has full responsibility for the development of the FM Products in the Territory, it is intended that there will be full cooperation between 3D (and its other licensees) and Mikros with respect to the conduct of such development and that there will be a free flow of information between 3D (and its other licensees) and Mikros in order to promote development of commercially viable FM Products. Each of Mikros and 3D agrees to promptly inform the other party of any significant developments relating to the Technology and/or Improvements, including without limitation, the development, discovery or reduction to practice of any potential FM Product. Such communication may contain, in addition to any other pertinent information, such party's good faith assessment of the patentability and commercial viability of any such potential FM Product.


3.3     Delivery of Improvements.
Within thirty (30) days of the receipt by 3D of any Improvement from AMDTC or ninety (90) days of the completed development of any Improvement by 3D, 3D shall deliver to Mikros the Improvement, including without limitation copies of all written and electronic embodiments of the know-how and copies of all documentation, technical manuals, software and specifications relating to the Improvement. Within ninety (90) days of the completed development by Mikros of any Improvement, Mikros shall deliver to 3D the Improvement, including without limitation copies of all written and electronic embodiments of the know-how and copies of all documentation, technical manuals, software and specifications relating to the Improvement. Mikros shall assign to 3D all intellectual property rights it may then or thereafter possess in such Improvements and execute all documents, and take all actions, that may be necessary to confirm such rights.


4.     PATENT PROSECUTION

4.1     Patent Counsel.
Mikros shall, by qualified independent patent counsel, file and prosecute in those countries selected solely by Mikros all applications for Patents in the Territory relating to the FM Technology and any FM Products thereof. 3D and/or its representatives shall be entitled to meet and confer with such patent counsel at reasonable time(s) and place(s). Mikros shall promptly deliver to 3D of any communications with the applicable patent office, including without limitation, copies of all office actions and drafts of all proposed responses and any patentability search reports made by patent counsel, including patents located, a copy of each patent application, and each patent that issues thereon. It is the intent of the parties that all materials shall be provided to 3D with appropriate lead time for 3D to review and comment upon such materials prior to their submission to the applicable patent office.


4.2     Maintenance of Patents and Patent Applications.
From and after the date of this Agreement, Mikros agrees to take all actions reasonably necessary to diligently prosecute and maintain any Patents covered by the FM Technology in the Territory in the respective patent offices in which such patent applications have been or will be filed.


4.3     Financing of Patent Costs.
Mikros shall bear all costs for the preparation, prosecution, issuance and maintenance of all patent applications that may be filed after the execution of this Agreement that cover the FM Technology and/or any FM Product(s) thereof in the Territory.


4.4     Discontinuance of Obligation to Pay.
Mikros may, with respect to the FM Technology and/or any FM Product(s) thereof, at any time, in its sole discretion decide that it desires to discontinue its responsibility for prosecution and maintenance of a particular patent application or applications, or with respect to one or more patent applications in a particular country. In such event, Mikros shall notify 3D promptly in writing of its intention to discontinue responsibility for prosecution and maintenance for such patent application or applications within a period of sixty (60) days prior to the effective date of such discontinuance, in order to permit 3D to determine whether it wishes to assume the responsibility therefore. 3D shall have the right and option, but not the obligation, to assume the responsibility for prosecution and maintenance of such discontinued patent or patent applications. 3D shall inform Mikros in writing of its decision to assume the responsibility for prosecution and maintenance of such discontinued patent or patent applications and Mikros shall execute and deliver such documents and take such actions as are reasonably necessary or appropriate to effect such assumption and transfer of responsibility.

4.5     Recordation.
If either 3D or Mikros so requests in writing, the parties will promptly file and record with the United States Patent Office, and with any other applicable patent office or authority, a copy or memorandum of this Agreement and any other agreement granting Mikros rights in the FM Technology.


4.6     Patent Enforcement.
Mikros shall have the first right to institute patent infringement actions against third parties based on any Patents covering the FM Technology in the Territory. If Mikros does not institute an infringement proceeding against an offending third party, 3D shall have the right, but not the obligation, to institute such an action. The costs and expenses of any such action (including without limitation attorney's fees) shall be borne by the party instituting the action, or, if the parties elect to share costs instituting and maintaining such action, such costs and expenses shall be borne by the parties in such proportions as they may agree in writing. 3D shall be entitled to counsel in such proceedings at its own expense as necessary or appropriate. Each party shall execute all necessary and proper documents and take such action as shall be appropriate to allow the other party to institute and prosecute such infringement actions. Any award paid by third parties as a result of such an infringement action (whether by way of settlement or otherwise), shall be paid to the party who instituted and maintained such action, or, if both parties instituted and maintained such action, such award shall be allocated among the parties in proportion to their respective contributions to the costs and expenses incurred in such action.


4.7     Patent Infringement.
In the event that an action for patent infringement is commenced against Mikros and its sublicensees and 3D, whether severally or jointly, based on the manufacture, use or sale of any FM Product in the Territory, Mikros shall defend such action on behalf of the appropriate parties at is own expense. 3D shall be entitled to counsel in such proceedings at its own expense as necessary or appropriate.


5.     REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PARTIES

5.1     Representations and Warranties of Mikros.
Mikros hereby represents and warrants to 3D that:

(i) it is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to own its properties and to conduct the businesses in which it is now engaged:

(ii) it has full corporate power and authority to execute and deliver this Agreement and to perform all of its obligations hereunder, and no consent or approval of any other person or governmental authority is required therefore. The execution and delivery of this Agreement by Mikros, the performance by Mikros of its covenants and agreements hereunder and the consummation by Mikros of the transactions contemplated hereby have been duly authorized by all necessary corporate actions. This Agreement constitutes a valid and legally binding obligation of Mikros, enforceable against it in accordance with its terms; and

(iii) neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, violates any provision of the Certificate of Incorporation of By-Laws of Mikros or any law, statute, ordinance, regulation, order, judgment or decree of any court or governmental agency, or conflicts with or results in any breach of any of the terms of or constitutes a default under or results in the termination of or the creation of any lien pursuant to the terms of any contract or agreement to which Mikros is a party or by which any of the assets of Mikros is bound.


5.2     Representation and Warranties of 3D.
3D hereby represents and warrants to Mikros that:

(i) it is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to own its properties and to conduct the businesses in which it is now engaged;

(ii) it has full corporate power and authority to execute and deliver this Agreement and to perform all of its obligations hereunder, and no consent or approval of any other person or governmental authority is required therefore. The execution and delivery Agreement by 3D, the performance by 3D of its covenants and agreements hereunder and the consummation by 3D of the transactions contemplated hereby have been duly authorized by all necessary corporate action. This Agreement constitutes a valid and legally binding obligation of 3D, enforceable against it in accordance with its terms; and

(iii) neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, violates any provision of the Certificate of Incorporation or By Laws of 3D or any law, statute, ordinance, regulation, order, judgment or decree of any court or governmental agency, or conflicts with or results in any breach of any of the terms of or constitutes a default under or results in the termination of or the creation of any lien pursuant of the terms of any contract or agreement to which 3D is a party or by which any of the assets of 3D is bound.


6.     LIMITATION ON LIABILITY
IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY SPECIAL, INCIDENTAL, INDIRECT, PUNITIVE OR CONSEQUENTIAL DAMAGES WHATSOEVER EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, INCLUDING WITHOUT LIMITATION, DAMAGES FOR LOSS OF GOODWILL.


7.     CONFIDENTIALITY

7.1     Confidentiality.
Except to the extent expressly authorized by this Agreement, the AMDTC Agreement or otherwise agreed in writing, the parties agree that, for the term of this Agreement and for five (5) years thereafter, the recipient shall keep completely confidential and shall not publish or otherwise disclose and shall not use for any purpose any Confidential Information furnished to it by the other party or developed pursuant to this Agreement; provided, however, that after the expiration or termination of this Agreement, either party shall be free to exploit commercially in any manner any proprietary information and technology which belongs solely or jointly to it.


7.2     Authorized Disclosure.
Each party may disclose Confidential Information of the other party to its employees, agents or representatives (i) who are required to know such information in connection with the permitted use of such information and (ii) who are bound by customary non-use and confidentiality obligations as set forth in this Section 7.

8.     TERMINATION AND REVERSION OF TECHNOLOGY

8.1     Mutual Termination.
The parties herein may terminate this Agreement by mutual written consent. Such termination shall be effective 60 days after such a determination or upon such other date as the parties may mutually agree.


8.2     Termination of License Without Cause.
Mikros may terminate and revert its license and all right to make, use or sell under this Agreement with respect to any portion of the Technology or with respect to any FM Product at any time upon sixty (60) days prior written notice. Such reversion shall be free of any continuing lien on, or grant of any right or interest in the applicable Technology or FM Product.


8.3     Insolvency or Bankruptcy.
Either party may, in addition to any other remedies available to it by law or in equity, terminate this Agreement by written notice to the other party in the event the other party shall have become insolvent or bankrupt, or shall have made an assignment for the benefit of its creditors, or there shall have been appointed a trustee or receiver of the other party or for all or a substantial part of its property, or any case or proceeding shall have been commenced or other action taken by or against the other party in bankruptcy or seeking reorganization, liquidation, dissolution, winding-up arrangement, composition or readjustment of its debts or any other relief under any bankruptcy, insolvency, reorganization or other similar act or law of any jurisdiction now or hereafter in effect, or there shall have been issued a warrant of attachment, execution, distraint or similar process against any substantial part of the property of the other party, and any such event shall have continued for sixty (60) days undismissed, unbonded and undischarged (any of the foregoing, an "Insolvency Event').


8.4     Right of Sell Stock on Hand.
Upon termination of any license granted hereunder for any reason, Mikros shall have the right to complete all work in progress and for one year (or such longer period as the parties may reasonably agree) to dispose of all FM Products or substantially completed FM Product then on hand to which such termination applies.


8.5     Effect of Termination.
In the event of a termination of this Agreement pursuant to this Section 9, except as otherwise provided herein, all rights to the Technology shall revert to 3D who shall be free to develop, license or otherwise exploit the Technology as it deems appropriate and Mikros shall (i) take whatever steps are reasonably necessary and appropriate to effect reversion to 3D of all rights to the Technology, (ii) return to 3D all information relating to the Technology and (iii) make no further use of any Confidential Information related to the Technology.


8.6     Surviving Rights.
Any termination under this Agreement shall be without prejudice to the rights and remedies of either party with respect to any provisions of this Agreement or arising out of breaches prior to such termination and shall not relieve either of the parties of any obligation or liability accrued hereunder prior to such termination, nor rescind or give rise to any right to rescind anything done hereunder prior to the time of such termination and shall not effect in any manner any vested rights of either party arising out of this Agreement prior to such termination.

8.7     Sublicensees.
The parties agree that termination of this Agreement, for any reason, shall not affect existing sublicenses granted in good faith by Mikros pursuant to
Section 2.3 hereof to purchasers of FM Products. Upon termination of this Agreement as aforesaid, all such sublicenses shall be assumed by 3D.



9.     MISCELLANEOUS

9.1     Third Party Beneficiaries.
3D and Mikros expressly agree that: (i) AMDTC and Safeguard shall be "Third Party Beneficiaries" of this Agreement; (ii) the terms and conditions of this Agreement, including without limitation, Sections 2.4 and 3.3, shall inure to the benefit of AMDTC and Safeguard; (iii) AMDTC and Safeguard may directly enforce the terms and conditions of this Agreement against Mikros or 3D; and
(iv) AMDTC and Safeguard shall be able, among other remedies, to enforce the provisions of this Agreement by means of specific performance.


9.2     Further Assurances.
The parties hereto agree to execute and deliver such other documents, instruments and agreements and to take such action as may be necessary, proper or appropriate to carry out the terms of this Agreement.


9.3     Notices.
All notices required or permitted under this Agreement shall be in writing and delivered by any method providing for proof of delivery. Any notice shall be deemed to have been given on the date of receipt. Notices shall be delivered to the parties at the following addresses until a different address has been designated by notice to the other party:

If to 3D:

Data Design & Development Corporation
1025 Sentry Lane
Gladwyne, PA 19035
Attention:  President


If to Mikros:

Mikros Systems Corporation
3490 U.S. Route One, Building 5
Princeton, NJ  08540
Attention:  President and Chief Executive Officer


with a copy to:

Buchanan Ingersoll
College Centre
500 College Road East
Princeton, New Jersey  08540
Attention:  William J. Thomas, Esq.


9.4     Counterparts.
This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

9.5     Entire Agreement:  Modifications.
This Agreement contains the entire agreement among the parties hereto with respect to the subject matter hereof, and no modification, amendment, change or supplement shall be effective unless in writing and signed by the party against which it is sought to be enforced. This Agreement supersedes all prior understandings, negotiations and agreements relating to the subject matter hereof.


9.6     Waiver.
The waiver by either party of a breach or default of any provisions contained herein shall be in writing and shall not be construed as a waiver of any succeeding breach or default or of the provision itself.


9.7     Expenses.
Except as otherwise provided for under this Agreement, each of the parties hereto shall hear such party's own expenses in connection with this Agreement and the transaction contemplated hereby.


9.8     Governing Law.
This Agreement shall be governed by the construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely within such State.


9.9     Headings.
The headings in this Agreement, are solely for convenience of reference and shall not affect the interpretation of any of the provisions hereof.


9.10     Severability.
If any provision herein contained shall be held to be illegal or unenforceable, such holding shall not affect the validity or enforceability of the other provisions of this Agreement.


9.11     Arbitration.
All disputes, other than requests for injunctions or preliminary relief or patent-related matters, related to this Agreement, or its formation, interpretation, enforcement or breach, shall be settled by arbitration in Delaware. The arbitration shall proceed in accordance with the Commercial Arbitration Rules of the American Arbitration Association before and arbitrator or arbitrators having knowledge of and experience in the field of the development of data transmission products and/or licensing matters. The arbitration award shall be final and binding regardless of whether one of the parties fails or refuses to participate in the arbitration and shall be enforceable by any court having jurisdiction thereover. The arbitrator is empowered to hear and determine all such disputes between the parties concerning the subject matter of this Agreement, and the arbitrator may award monetary damages, including interest, restitution and costs. The arbitration shall be subject to an overall time limitation of not more than 120 days.


9.12     Binding Effect.
This Agreement shall be binding upon and inure to the benefit of each of Mikros and 3D and each of their respective successors and assigns.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.


                                         DATA DESIGN & DEVELOPMENT CORPORATION


                                         By:  /s/  Thomas C. Lynch
                                         -------------------------------------
                                         Thomas C. Lynch
                                         President




                                         MIKROS SYSTEMS CORPORATION


                                         By:  /s/ Thomas J. Meaney
                                         -------------------------------------
                                         Thomas J. Meaney
                                         President and Chief Executive Officer

                                   Exhibit 10.3


                             TECHNOLOGY LICENSE AGREEMENT


THIS TECHNOLOGY LICENSE AGREEMENT ("Agreement") is made as of the 15 day of November, 1996 ("Effective Date") by and among Data Design & Development Corporation, a Delaware corporation, having a principal place of business at 1025 Sentry Lane, Gladwyne, Pennsylvania 19035 ("Licensor"), AM Data Transmission Corporation, a Delaware corporation, having a principal place of business at 800 The Safeguard Building, 435 Devon Park Drive, Wayne, Pennsylvania 19087 ("Licensee"), and Mikros Systems Corporation, a Delaware corporation, having its principal place of business at 3490 U.S. Route 1, Princeton, New Jersey 08540 Fax: (609) 987-8114 ("Mikros").


BACKGROUND

Mikros has developed certain patented and proprietary technology relating to transmissions in the AM broadcast band ("AM Technology"). In consideration for an investment in Mikros by Safeguard Scientifics (Delaware), Inc. ("Safeguard") and the formation of, and investment in, Licensee by Safeguard and Mikros,

(i) Mikros has agreed to assign all right, title and interest to the AM Technology to Licensor.

(ii) Subject to the terms and conditions of this Agreement, Licensor has agreed to grant an exclusive, perpetual license to Licensee for the AM Technology in the United States, Canada and Mexico ("Territory") and under the terms of a License Agreement between Licensor and Mikros ("Mikros License Agreement") Licensor has agreed to grant a non-exclusive license to Mikros to develop improvements for the AM Technology in the Territory.

(iii) Subject to the terms and conditions of this Agreement and the Mikros License Agreement, Licensee and Mikros have agreed to disclose and assign to Licensor all modifications, enhancements and other derivative works ("Improvements") that they make to the AM Technology.

 (iv) Subject to the terms and conditions of this Agreement and the Mikros License Agreement, Licensor has agreed to license to Licensee and Mikros all Improvements to the AM Technology developed by Licensor, Licensee and Mikros.


NOW, THEREFORE, in consideration of the covenants and obligations expressed herein, and intending to be legally bound, the parties agree as follows:


1.     Definitions.

1.1 "AM Broadcast Band" shall mean the AM radio frequency of 550Khz to 1750Khz.


1.2 "AM Product" shall mean (a) any product or service based upon, embodying, incorporating, utilizing or derived from all or any portion of the AM Technology, (b) any product or service covered by the Licensor Intellectual Property and (c) any use of the AM Technology.

1.3 "AM Technology" shall mean all inventions, discoveries, claims, formulae, apparatus, software (in object and source code forms), mask works, layouts, schematics, databases, designs, documentation, technical information and know-how, whether or not covered by claims of Intellectual Property Rights, and all modifications and enhancements thereof, that are owned or controlled by Licensor and that relate to the AM Broadcast Band. The AM Technology shall include, without limitation, the Patent Rights, Deliverables, Improvements and Licensor Know-How.


1.4 "Ancillary FM Technology" shall mean any inventions, discoveries, claims, formulae, apparatus, software (in object and source code forms), mask works, layouts, schematics, databases, designs, documentation, technical information and know-how, whether or not covered by claims of Intellectual Property Rights, and all modifications and enhancements thereof, that are (i) owned or controlled by Licensor, (ii) relate to the FM Broadcast Band, and
(iii) are reasonably necessary for use and distribution of the AM Technology by Licensee.


1.5 "Deliverables" shall mean the AM transmission device designs, software (in source and object code forms), firmware, ASICs, prototypes, circuit boards, mask works, layouts, schematics, databases documentation and other tangible items in the possession of Mikros or Licensor related to the AM Broadcast Band, including the items set forth in Exhibit B to this Agreement.


1.6 "FM Broadcast Band" shall mean the FM radio frequency of 88MHz to 108MHz.


1.7 "Improvements" shall mean any modifications, enhancements or other derivative works developed by Licensee, Licensor or Mikros related to the AM Broadcast Band.


1.8 "Intellectual Property Rights" shall mean all forms of intellectual property rights and protections, including without limitation all right, title and interest in and to all: (a) letters patent and all filed, pending or potential applications for letters patent, including any reissue, reexamination, division, continuation or continuation-in-part applications throughout the world now or hereafter filed; (b) trade secrets, and all trade secret rights and equivalent rights arising under common law, state law, federal law and laws of foreign countries; (c) mask works, copyrights, other literary property or authors' rights, whether or not protected by copyright or as a mask work, under common law, state law, federal law and laws of foreign countries; and (d) proprietary indicia, trademarks, trade names, symbols, logos and/or brand names under common law, state law, federal law and laws of foreign countries that a party to this Agreement may adopt from time to time to identify a party to this Agreement, or any related parties or materials.


1.9 "Licensor Intellectual Property" shall mean any and all Intellectual Property Rights in the AM Technology which are owned by Licensor.


1.10 "Licensor Know-How" shall mean all information and expertise in Licensor's possession which is not incorporated in the Deliverables and which relates to the AM Technology and is useful or required for the development and commercialization of the AM Technology.

1.11 "Mikros License Agreement" shall mean the License Agreement entered into by and between Mikros and Licensor, dated November 15, 1996.


1.12 "Patent Rights" shall mean the patents and patent applications listed on Exhibit A including, without limitation, all continuations, continuations-in-part, divisions, patents of addition, reissues, renewals or extensions of any such Patent Rights.


1.13 "Stock Purchase Agreement" shall mean the Common Stock and Warrant Purchase Agreement entered into by and between Mikros and Safeguard, dated November 15, 1996.


1.14     "Territory" shall mean Canada, Mexico and the United States.


1.15 "Third Party" shall mean any person other than a party to this Agreement.



2.     Ownership; Grant of Licenses.

2.1     Ownership.
Licensor shall have and retain all right, title and interest to the AM Technology, including without limitation all Improvements to the AM Technology. In the event that Licensee or Mikros creates or otherwise develops an Improvement to the AM Technology, they shall disclose such Improvements to Licensor under the terms of Section 2.4 and shall assign to Licensor all Intellectual Property Rights they may then or thereafter possess in such Improvements and execute all documents, and take all actions, that may be necessary to confirm such rights. Except as set forth in this Section 2.1, Licensee shall have and retain all right, title and interest to the AM Products.


2.2     Grant of Technology Licenses.

(a)  AM Technology License in the Territory.
Subject to the terms and conditions of this Agreement, Licensor hereby grants to Licensee an exclusive, perpetual, fully paid, right and license to use, copy, sublicense, distribute and have distributed, and make and have made derivative works of the AM Technology in the Territory, including, without limitation, the right to make, have made, use, sell, import and offer to sell AM Products in the Territory for all commercial, military or other applications.

(b)  Ancillary FM Technology License.
Subject to the terms and conditions of this Agreement, Licensor hereby grants to Licensee an non-exclusive, perpetual, fully paid, right and license to use, copy, sublicense, distribute and have distributed, the Ancillary FM Technology in the Territory solely in conjunction with the AM Technology. Licensee agrees not to use, sublicense or distribute the Ancillary FM Technology apart from the AM Technology.

(c)  AM Technology Development License.
Subject to the terms and conditions of the Mikros License Agreement, Licensor shall grant to Mikros a non-exclusive right and license to use, copy, and make and have made derivative works of the AM Technology in the Territory for purposes of making Improvements to the AM Technology.

(d)  Limitations.
Licensor agrees not to practice, license, assign or otherwise transfer any portion of the AM Technology in the Territory after the Effective Date, except as set forth in Sections 2.2 (a) and (c).


2.3  Delivery of Technology.
Within five (5) days of the Effective Date, Licensor shall deliver to Licensee the Deliverables and any Ancillary FM Technology, including without limitation copies of all written and electronic embodiments of the Licensor Know-How and copies of all documentation, technical manuals, software and specifications relating to the Deliverables. In the event that Licensor discovers or obtains possession of any documentation or other materials that would have been considered as part of a Deliverable or the Ancillary FM Technology at the time such Deliverable was delivered to Licensee, then Licensor shall promptly deliver such documentation or other materials to Licensee.


2.4  Delivery of Improvements.
Within thirty (30) days of the receipt by Licensor of any Improvement from Mikros or ninety (90) days of the completed development of any Improvement by Licensor, Licensor shall deliver to Licensee the Improvement, including without limitation copies of all written and electronic embodiments of the know-how and copies of all documentation, technical manuals, software and specifications relating to the Improvement. Within ninety (90) days of the completed development by Licensee of any Improvement, Licensee shall deliver to Licensor the Improvement, including without limitation copies of all written and electronic embodiments of the know-how and copies of all documentation, technical manuals, software and specifications relating to the Improvement.


2.5  Assistance with Respect to the AM Technology.
Upon request by Licensee and subject to the execution of a consulting or other arrangement providing for compensation to Mikros or Licensor or as otherwise agreed by the parties, Mikros or Licensor shall further describe and explain the AM Technology, train Licensee representatives in the use of the AM Technology and reasonably assist Licensee in any other way to enable Licensee to use the Licensor Intellectual Property and to otherwise exercise its license rights hereunder.



3.     Equity Investment; No Royalties.
In consideration of the licenses granted by Licensor to Licensee hereunder, Safeguard shall execute the Stock Purchase Agreement and has made an investment in Licensee and an investment commitment to Licensee, as set forth in Section 6.2 below, in connection with initial development of Improvements to the AM Technology. Licensee shall have no obligation to pay additional consideration, including without limitation any royalties, for the licenses granted herein.



4.     Warranties and Representations.
Licensor and Mikros hereby jointly and severally represent and warrant to Licensee that:

(a) the AM Technology is fully covered by the representations and warranties related to intellectual property rights contained in the Stock Purchase Agreement, including without limitation, Sections 3.04, 3.05, 3.07 and 3.22;

(b) Licensor has the right to grant the licenses granted to Licensee under this Agreement;

(c) upon execution and delivery of this Agreement, Licensee shall have the exclusive right and license to make, have made, use, sell, import and offer to sell the AM Technology and the AM Products in the Territory under all of the Licensor Intellectual Property;

(d) Licensor owns and retains all right, title and interest in the Deliverables that are part of the AM Technology and the Intellectual Property Rights relating thereto and such Deliverables and Intellectual Property Rights have not been disclosed, licensed, or otherwise transferred to a Third Party;

(e) Exhibit A is a complete and accurate list of any and all Intellectual Property Rights to the AM Technology owned by Licensor; and Exhibit B is an accurate and complete list of the AM Technology and Deliverables; and

(f) there are no known or pending claims or actions, nor to the knowledge of Licensor or Mikros, does any basis exist, in which Licensor or Mikros is a named party regarding the Licensor Intellectual Property.



5.     Additional Covenants.

5.1     Deliverables.
Licensor shall not license or otherwise transfer the Deliverables that are part of the Licensor Intellectual Property to a Third Party in the Territory except to Licensee as provided herein.


5.2     Licensor Intellectual Property.
Licensor shall not license or otherwise transfer the Licensor Intellectual Property to a Third Party in the Territory except to Licensee as provided herein.


5.3     Further Commercialization of AM Technology.
In addition to the restrictions set forth in Sections 5.1 and 5.2, neither Licensor nor Mikros shall attempt to commercialize the AM Technology in the Territory by licensing or other means as otherwise agreed by the parties hereto.



6.     Term and Termination.

6.1     Term.
This Agreement shall expire upon the later of (a) the last sale of a AM Product or (b) the expiration of all of the patent rights included in the Licensor Intellectual Property.


6.2     No Termination of Agreement Except for Specific Cause.
The parties acknowledge and agree that this Agreement may not be terminated by either party, except Licensor may terminate this Agreement in the event that Safeguard fails to provide Licensee with a cumulative total of $1,000,000 within eighteen (18) months of the Effective Date.

6.3     Survival.
The provisions of Sections 2.1, 2.2 and 6.3 and Articles 1, 7, 9 and 10 shall survive any termination of this Agreement. Licensee and Licensor acknowledge that the rights granted to License under this Agreement, including without limitation the perpetual rights granted under Article 2, shall be considered "rights to intellectual property" under Section 365(n) of the United States Bankruptcy Act.



7.     Exchange of Information and Confidentiality.

7.1 This Agreement contemplates the exchange of certain confidential and proprietary information by one party (the "Disclosing Party") to the other party (the "Receiving Party") during the term of this Agreement (the "Confidential Information"). Confidential Information shall include the terms of this Agreement. With respect to Confidential Information of the Disclosing Party, the Receiving Party shall:

(a) use the respective Confidential Information only for the purpose of performing its duties or exercising its rights under this Agreement and no other purpose, subject to the terms and conditions of this Agreement;

(b) safeguard the respective Confidential Information against disclosure to others with the same degree of care as it exercises with its own Confidential Information of a similar nature; and

(c) not disclose the respective Confidential Information to any Third Party (except to its actual or potential employees, agents, consultants, investors, licensees and customers who are bound to the Receiving Party by a like obligation of confidentiality) without the express written consent of the Disclosing Party.


7.2 The obligations of Section 7.1 shall not apply to that Confidential Information of the Disclosing Party which:

(a) is now, or in the future becomes, public knowledge other than through the acts or omissions of the Receiving Party;

(b) is lawfully obtained by the Receiving Party from sources independent of the Disclosing Party; and,

(c) the Receiving Party is required to disclose by law or pursuant to the direction of a court or government agency; provided the Disclosing Party is first given a reasonable opportunity to contest such disclosure.


7.3 The obligations of this Article 7 shall remain in effect during the term of this Agreement and for the three (3) year period beginning on the termination or expiration date of this Agreement.



8.     Intellectual Property Rights and Prosecution.

8.1     Patent Filings.
Licensee shall, by qualified independent patent counsel, file and prosecute any applications for Patent Rights in the Territory relating to the AM Technology. Licensee shall determine whether such applications shall be filed at its own discretion and shall file the applications in the name of Licensor. Licensor shall be entitled to meet and confer with such patent counsel at reasonable time(s) and place(s). Licensee shall promptly deliver to Licensor any communications with the applicable patent office, including without limitation, copies of all office actions and drafts of all proposed responses and any patentability search reports made by patent counsel, including patents located, a copy of each patent application, and each patent that issues thereon. It is the intent of the parties that all materials shall be provided to Licensee with appropriate lead time for Licensee to review and comment upon such materials prior to their submission to the applicable patent office.


8.2     Financing of Patent Costs.
Licensee shall bear all costs for the preparation, prosecution, issuance and maintenance of all patent applications that may be filed after the execution of this Agreement that cover the AM Technology in the Territory.


8.3     Discontinuance of Obligation to Pay.
Licensee may, with respect to the AM Technology in the Territory, at any time, in its sole discretion decide that it desires to discontinue its responsibility for prosecution and maintenance of a particular patent application or applications, or with respect to one or more patent applications in a particular country. In such event, Licensee shall notify Licensor promptly in writing of its intention to discontinue responsibility for prosecution and maintenance for such patent application or applications within a period of sixty (60) days prior to the effective date of such discontinuance, in order to permit Licensor to determine whether it wishes to assume the responsibility therefore. Licensor shall have the right and option, but not the obligation, to assume the responsibility for prosecution and maintenance of such discontinued patent or patent applications. Licensor shall inform Licensee in writing of its decision to assume the responsibility for prosecution and maintenance of such discontinued patent or patent applications and Licensee shall execute and deliver such documents and take such actions as are reasonably necessary or appropriate to effect such assumption and transfer of responsibility.


8.4     Recordation.
If either Licensor or Licensee so requests in writing, the parties will promptly file and record with the United States Patent Office, and with any other applicable patent office or authority, a copy or memorandum of this Agreement and any other agreement granting Licensee rights in the AM Technology.



9.     Intellectual Property Litigation and Indemnification.

9.1     Infringement of Licensor Intellectual Property.

(a) In the event that Licensor or Licensee becomes aware of actual or threatened infringement of Licensor Intellectual Property anywhere in the world, that party shall promptly so notify the other party in writing.

(b) Licensee shall have the first right, but not the obligation, to bring, at its own expense, an infringement action or file any other appropriate action or claim related to infringement of such Licensor Intellectual Property against any Third Party in the Territory. If Licensee does not commence a particular infringement action in a reasonably timely manner, but in no event more than 120 days after it receives written notice of such infringement, Licensor, after so notifying Licensee in writing, shall be entitled to bring such infringement action or any other appropriate action or claim at Licensor's expense.

(c) Licensor shall have the first right, but not the obligation, to bring, at its own expense, an infringement action or file any other appropriate action or claim related to infringement of such Licensor Intellectual Property against any Third Party outside of the Territory. If Licensor does not commence a particular infringement action in a reasonably timely manner, but in no event more than 120 days after it receives written notice of such infringement, Licensee, after so notifying Licensor in writing, shall be entitled to bring such infringement action or any other appropriate action or claim at Licensee's expense.

(d)  The damages and awards recovered in an action brought under this Section
9.1 shall be applied as follows: (1) to reimburse the party defending or bringing such action; (2) to reimburse the expenses of the other party in connection with such action; (3) to compensate Licensee in full for all damages incurred from such infringement, and (4) if Licensee brings the action, the balance to Licensee and if Licensor brings the action, the balance, to Licensor.


9.2     Infringement of Third Party Rights.

(a) Licensor and Mikros shall jointly and severally indemnify, defend and hold harmless Licensee, from and against any loss, damage, or liability, including attorneys' fees, from any claim, complaint, suit, proceeding or cause of action, brought against Licensee, that use of the AM Technology infringes any Intellectual Property Right of any Third Party. Licensee agrees to (1) notify Licensor and Mikros promptly in writing of any such claim, (2) permit Licensor and Mikros to defend, compromise or settle such claim, and (3) provide reasonably available information and assistance regarding such claim.

(b) Should the AM Technology become subject to a claim for infringement of the Intellectual Property Rights of a Third Party, Licensor and Mikros shall jointly and severally either (1) procure for Licensee, at no cost to Licensee, the right to continue to use the AM Technology, or (2) replace or modify the AM Technology to make the AM Technology noninfringing, provided the replacement or modified AM Technology provides substantially similar functionality and performance.

(c) In the event that Mikros or Licensor do not promptly undertake the defense of such claim as provided in the foregoing, Licensee shall have the right to undertake the defense of such claim on behalf of, for the account of, and at the risk and expense of Licensor and Mikros.

(d) It is understood and agreed that the obligations of Mikros to indemnify Licensee hereunder shall apply only to the AM Technology as in existence on the date hereof and any Improvements thereto developed by Mikros, pursuant to consulting agreements with Licensee or otherwise.



10.     Miscellaneous.

10.1     No Waiver; Cumulative Remedies.
No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

10.2     Amendments, Waivers and Consents.
Changes in, termination or amendments of or additions to this Agreement may be made, and compliance with any covenant or provision set forth herein may be omitted or waived, only by a written amendment signed by all the parties hereto. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.


10.3     Addresses for Notices.
All notices, requests, demands and other communications provided for hereunder shall be in writing and given by (a) personal delivery, (b) certified mail, return receipt requested, (c) commercial overnight courier for next day delivery, or (d) telecopy, in each case at the address set forth on page 1 hereof, or at such other address as shall be designated by written notice to the other Parties complying as to delivery with the terms of this Section.

All such notices, requests, demands and other communications shall be deemed given the date of personal delivery, the third business day after mailing, the next business day after delivery to such courier (unless the return receipt or the courier's records evidence a later delivery), or when electronically confirmed if by telecopy.


10.4     Binding Effect; Assignment.
This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns, except that Licensor and Mikros shall not have the right to delegate its obligations hereunder or to assign its rights hereunder or any interest herein without the prior written consent of Licensee.


10.5     Prior Agreements.
This Agreement and the other agreements executed and delivered herewith constitute the entire agreement between the parties and supersede any prior understandings or agreements concerning the subject matter hereof.


10.6     Severability.
The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of a provision contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement; but this Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provisions or part reformed so that it would be valid, legal and enforceable to the maximum extent possible.


10.7     Governing Law.
This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, and without giving effect to choice of laws provisions.


10.8     Dispute Resolution.
Disputes arising under this Agreement shall be resolved under the Dispute Resolution provisions of Article VIII of the Stock Purchase Agreement.

10.9     Headings.
Article, section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.


10.10     Counterparts.
This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.


10.11     Further Assurances.
From and after the date of this Agreement, upon the request of any Party, Licensor, Licensee and Mikros shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.


IN WITNESS WHEREOF, the parties, through their authorized officers, have duly executed this Agreement as of the date first written above.


                                         DATA DESIGN & DEVELOPMENT CORPORATION

                                         By:  /s/ Thomas J. Meaney
                                         -------------------------------------
                                         Thomas J. Meaney
                                         Vice President



                                         AM DATA TRANSMISSION CORPORATION

                                         By: /s/ Thomas C. Lynch
                                         -------------------------------------
                                         Thomas C. Lynch
                                         President



                                         MIKROS SYSTEMS CORPORATION

                                         By:  /s/  Thomas J. Meaney
                                         -------------------------------------
                                         Thomas J. Meaney
                                         President and Chief Executive Officer

EXHIBIT A

Patents and other Intellectual Property Rights



EXHIBIT B

Deliverables and AM Technology Summary